Exhibit 4.1

EXECUTION VERSION

THE BOEING COMPANY

FIRST SUPPLEMENTAL INDENTURE

$1,000,000,000 6.259% Senior Notes due 2027

$1,500,000,000 6.298% Senior Notes due 2029

$1,000,000,000 6.388% Senior Notes due 2031

$2,500,000,000 6.528% Senior Notes due 2034

$2,500,000,000 6.858% Senior Notes due 2054

$1,500,000,000 7.008% Senior Notes due 2064

THIS FIRST SUPPLEMENTAL INDENTURE, dated as of May 1, 2024 (the “Supplemental Indenture”), between THE BOEING COMPANY, a Delaware corporation (the “Company”) and THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as successor to JPMorgan Chase Bank, as trustee (the “Trustee”).

RECITALS OF THE COMPANY:

WHEREAS, the Company and the Trustee have heretofore executed and delivered an indenture, dated as of February 1, 2003 (the “Base Indenture”), to provide for the issuance by the Company from time to time of Securities to be issued in one or more series as provided in the Base Indenture;

WHEREAS, Section 901(7) of the Base Indenture provides that the Company and the Trustee may enter into an indenture supplemental to the Indenture to establish the form or terms of Securities of any series as permitted by Sections 201 and 301 of the Base Indenture; and

WHEREAS, all the conditions and requirements necessary to make this Supplemental Indenture, when duly executed and delivered, a valid and binding agreement in accordance with its terms and for the purposes herein expressed, have been performed and fulfilled.

NOW THEREFORE, in consideration of the premises and the purchase of the Securities pursuant to the Base Indenture, as amended or supplemented from time to time, by the Holders thereof from time to time on or after the date hereof, it is mutually covenanted and agreed for the equal and proportionate benefit of all Holders of all series of Securities, that the Base Indenture is supplemented and amended, to the extent and for the purposes expressed herein, as follows:

ARTICLE ONE

RELATION TO BASE INDENTURE; DEFINITIONS; RULES OF CONSTRUCTION

SECTION 1.1. RELATION TO BASE INDENTURE.

This Supplemental Indenture constitutes an integral part of the Base Indenture.

SECTION 1.2. DEFINITIONS.

For all purposes of this Supplemental Indenture, the following terms shall have the respective meanings set forth in this Section.

“2027 Notes” means the Company’s 6.259% Senior Notes due 2027.

“2029 Notes” means the Company’s 6.298% Senior Notes due 2029.

“2031 Notes” means the Company’s 6.388% Senior Notes due 2031.

“2034 Notes” means the Company’s 6.528% Senior Notes due 2034.

“2054 Notes” means the Company’s 6.858% Senior Notes due 2054.

“2064 Notes” means the Company’s 7.008% Senior Notes due 2064.

“Additional Interest” shall have the meaning set forth in the Registration Rights Agreement.

“Applicable Procedures” means, with respect to any transfer or transaction involving a Regulation S Global Note or beneficial interest therein, the rules and procedures of the Depositary for such Global Note, Euroclear and Clearstream, in each case to the extent applicable to such transaction and as in effect from time to time.

“Depositary” means The Depository Trust Company, its nominees and their respective successors.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Exchange Notes” means the Notes of the Company issued in exchange for Initial Notes pursuant to the Indenture and the Registration Rights Agreement in connection with the Registered Exchange Offer.

“Global Notes Legend” means the legend set forth in Section 2.2(e).

“Initial Notes” means the Rule 144A Notes and the Regulation S Notes.

“Notes” means, collectively the 2027 Notes, the 2029 Notes, the 2031 Notes, the 2034 Notes, the 2054 Notes and the 2064 Notes.

“Participant” means members of, or participants in, the Depositary.

“Purchase Agreement” means the Purchase Agreement dated April 29, 2024, among the Company and the Representatives.

“QIB” means a “qualified institutional buyer” as defined in Rule 144A.

“Representatives” means Citigroup Global Markets Inc., BofA Securities, Inc., J.P. Morgan Securities LLC and Wells Fargo Securities, LLC, as representatives of the several initial purchasers listed on Schedule A to the Purchase Agreement.

“Registered Exchange Offer” means the offer by the Company, pursuant to the Registration Rights Agreement, to certain Holders of Initial Notes, to issue and deliver to such Holders, in exchange for their Initial Notes, a like aggregate principal amount of Exchange Notes registered under the Securities Act.

“Registration Rights Agreement” means the Registration Rights Agreement dated as of May 1, 2024, among the Company and the Representatives.

“Regulation S” means Regulation S under the Securities Act.

“Regulation S Notes” means all Initial Notes offered and sold outside the United States in reliance on Regulation S.

“Restricted Period” means (i) with respect to any Rule 144A Notes, the period of one year after the later of May 1, 2024, the issue date of any additional Notes and the last date on which the Company or any affiliate of the Company was the owner of such Rule 144A Note; and (ii) with respect to any Regulation S Notes, the period of 40 consecutive days beginning on and including the later of (A) the day on which such Notes are first offered to persons other than distributors (as defined in Regulation S under the Securities Act) in reliance on Regulation S and (B) May 1, 2024.

“Restricted Notes Legend” means the legend set forth in Section 2.2(d).

“Rule 144” means Rule 144 under the Securities Act.

“Rule 144A” means Rule 144A under the Securities Act.

“Rule 144A Notes” means all Initial Notes offered and sold to persons reasonably believed to be QIBs in reliance on Rule 144A.

“Securities Act” means the Securities Act of 1933, as amended.

“Shelf Registration Statement” means a registration statement filed by the Company in connection with the offer and sale of the Initial Notes pursuant to Section 2(b) of the Registration Rights Agreement.

SECTION 1.3. RULES OF CONSTRUCTION.

For all purposes of this Supplemental Indenture:

(a) capitalized terms used herein without definition shall have the meanings specified in the Base Indenture;

(b) all references herein to Articles and Sections, unless otherwise specified, refer to the corresponding Articles and Sections of this Supplemental Indenture;

(c) the terms “herein,” “hereof,” “hereunder” and other words of similar import refer to this Supplemental Indenture; and

(d) in the event of a conflict with the definition of terms in the Indenture, the definitions in this Supplemental Indenture shall control.

ARTICLE TWO

THE NOTES

SECTION 2.1. Issue of Notes

(a) There is hereby established, pursuant to Section 301 of the Base Indenture, six series of Securities, which shall be designated the: (i) 6.259% Senior Notes due 2027; (ii) 6.298% Senior Notes due 2029; (iii) 6.388% Senior Notes due 2031; (iv) 6.528% Senior Notes due 2034; (v) 6.858% Senior Notes due 2054; and (vi) 7.008% Senior Notes due 2064.

(b) The aggregate principal amount to be authenticated and delivered pursuant to the Indenture on the date hereof shall be $1,000,000,000 for the 2027 Notes, $1,500,000,000 for the 2029 Notes, $1,000,000,000 for the 2031 Notes, $2,500,000,000 for the 2034 Notes, $2,500,000,000 for the 2054 Notes; and $1,500,000,000 for the 2064 Notes (except for the Notes authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Notes pursuant to Sections 304, 305, 306, 906 or 1107 of the Base Indenture or pursuant to and in accordance with the terms of the Registration Rights Agreement and except for any Notes which, pursuant to Section 303 of the Base Indenture, are deemed never to have been authenticated and delivered under the Indenture). The principal amounts of the Notes that may be issued from time to time after the date hereof is otherwise unlimited.

(c) The 2027 Notes shall be issued substantially in the form of Exhibit A attached hereto and the terms of the 2027 Notes set forth in Exhibit A are herein incorporated by reference and part of the terms of this Supplemental Indenture. The 2029 Notes shall be issued substantially in the form of Exhibit B attached hereto and the terms of the 2029 Notes set forth in Exhibit B are herein incorporated by reference and part of the terms of this Supplemental Indenture. The 2031 Notes shall be issued substantially in the form of Exhibit C attached hereto and the terms of the 2031 Notes set forth in Exhibit C are herein incorporated by reference and part of the terms of this Supplemental Indenture. The 2034 Notes shall be issued substantially in the form of Exhibit D attached hereto and the terms of the 2034 Notes set forth in Exhibit D are herein incorporated by reference and part of the terms of this Supplemental Indenture. The 2054 Notes shall be issued substantially in the form of Exhibit E attached hereto and the terms of the 2054 Notes set forth in Exhibit E are herein incorporated by reference and part of the terms of this Supplemental Indenture. The 2064 Notes shall be issued substantially in the form of Exhibit F attached hereto and the terms of the 2064 Notes set forth in Exhibit F are herein incorporated by reference and part of the terms of this Supplemental Indenture.

(d) Each of the 2027 Notes, 2029 Notes, 2031 Notes, 2034 Notes, 2054 Notes and 2064 Notes, shall be represented by one or more Global Notes as set forth in Section 2.2(b).

(e) The Notes shall be issued as Registered Securities only.

(f) Upon a declaration of acceleration of the Notes, the principal of the Notes may be declared due and payable in the manner and with the effect provided in the Base Indenture. Upon payment or by deposit with the Trustee of a sum sufficient to pay (i) any overdue interest so declared due and payable, (ii) the amount of principal so declared due and payable, (iii) the amount of interest on any overdue principal and overdue interest (in each case to the extent that the payment of such interest shall be legally enforceable) and (iii) the occurrence of certain other events as set forth in the Indenture, all of the Company’s obligations in respect of the payment of the principal of and interest, if any, on the Notes shall terminate.

(g) The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Supplemental Indenture, the Notes or any document to be signed in connection with this Supplemental Indenture or the Notes, including by the Trustee, shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, and the parties hereto consent to conduct the transactions contemplated hereunder by electronic means. For the avoidance of doubt, this Section 2.1(g) shall be deemed to amend the (1) first paragraph of Section 303 of the Base Indenture (i) to permit electronic signatures of the Notes by the officers specified therein (ii) to remove the requirement that the corporate seal be affixed to the signature page of the Notes and attested by the Company’s Secretary or Assistant Secretary and (2) to amend the last paragraph of Section 303 of the Base Indenture to permit a certificate of authentication by the Trustee to be executed by manual, electronic or facsimile signature and that any Note executed, authenticated and delivered in such manner shall be valid and obligatory for all purposes under the Indenture and entitled to the benefits thereunder.

(h) The Notes shall be subject to the provisions of the Base Indenture.

SECTION 2.2. Form and Dating.

(a) General. The 2027 Notes and the Trustee’s certificate of authentication shall be substantially in the form of Exhibit A hereto. The 2029 Notes and the Trustee’s certificate of authentication shall be substantially in the form of Exhibit B hereto. The 2031 Notes and the Trustee’s certificate of authentication shall be substantially in the form of Exhibit C hereto. The 2034 Notes and the Trustee’s certificate of authentication shall be substantially in the form of Exhibit D hereto. The 2054 Notes and the Trustee’s certificate of authentication shall be substantially in the form of Exhibit E hereto. The 2064 Notes and the Trustee’s certificate of authentication shall be substantially in the form of Exhibit F hereto. The Notes may have notations, legends or endorsements required by law, stock exchange rule or usage. Each Note shall be dated the date of its authentication. The Notes shall be in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof.

The terms and provisions contained in the Notes shall constitute, and are hereby expressly made, a part of this Supplemental Indenture, and the Company and the Trustee, by their execution and delivery of this Supplemental Indenture, expressly agree to such terms and provisions and to be bound thereby. However, to the extent any provision of any Note conflicts with the express provisions of this Supplemental Indenture, the provisions of this Supplemental Indenture shall govern and be controlling.

The Initial Notes issued on the date of this Supplemental Indenture have been (i) offered and sold by the Company pursuant to the Purchase Agreement; and (ii) resold initially only to (A) persons reasonably believed to be QIBs in reliance on Rule 144A; and (B) outside the United States, to Persons other than U.S. Persons (as defined in Regulation S) in offshore transactions in reliance on Regulation S. Such Initial Notes may thereafter be transferred to, among others, QIBs and purchasers in reliance on Regulation S.

The Company hereby designates The Depository Trust Company as the initial Depositary for the Global Notes.

(b) Global Notes. The Rule 144A Notes shall be issued initially in the form of one or more permanent global Notes in fully registered form (collectively, the “Rule 144A Global Note”) and the Regulation S Notes shall be issued initially in the form of one or more global Notes (collectively, the “Regulation S Global Note”), in each case without interest coupons and bearing the Global Notes Legend and Restricted Notes Legend, which shall be deposited on behalf of the purchasers of the Notes represented thereby with the Trustee, and registered in the name of the Depositary or a nominee of the Depositary, duly executed by the Company and authenticated by the Trustee as provided in the Base Indenture. The Rule 144A Global Notes and the Regulation S Global Notes are each referred to herein as a “Global Note” and are collectively referred to herein as “Global Notes.” The aggregate principal amount of the Global Notes may from time to time be increased or decreased by adjustments made on the records of the Trustee and the Depositary or its nominee as hereinafter provided.

(c) Book-Entry Provisions. This Section 2.2(c) shall apply only to a Global Note deposited with or on behalf of the Depositary. The Company shall execute and the Trustee shall, in accordance with this Section 2.2(c) and pursuant to a Company Order, authenticate and deliver initially one or more Global Notes that (a) shall be registered in the name of the Depositary for such Global Note or Global Notes or the nominee of such Depositary and (b) shall be delivered by the Trustee to such Depositary or pursuant to such Depositary’s instructions or held by the Trustee.

Participants shall have no rights under the Indenture with respect to any Global Note held on their behalf by the Depositary or by the Trustee or under such Global Note, and the Depositary may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner of such Global Note for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depositary or impair, as between the Depositary and its Participants, the operation of customary practices of such Depositary governing the exercise of the rights of a holder of a beneficial interest in any Global Note.

(d) Restrictive Legend. Unless and until (i) a Note that is a Rule 144A Note or Regulation S Note, as the case may be, is sold under an effective registration statement or (ii) the Trustee receives an Opinion of Counsel reasonably satisfactory to it stating that neither such legend nor the related restrictions on transfer are required in order to maintain compliance with the provisions of the Securities Act, the Rule 144A Global Note and the Regulation S Global Note shall bear the following legend on the face thereof:

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION. THE HOLDER OF THIS SECURITY, BY ITS ACCEPTANCE HEREOF, AGREES ON ITS OWN BEHALF AND ON BEHALF OF ANY INVESTOR ACCOUNT FOR WHICH IT HAS PURCHASED SECURITIES, TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE “RESALE RESTRICTION TERMINATION DATE”) THAT IS [IN THE CASE OF RESTRICTED GLOBAL NOTES: ONE YEAR AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF, THE ORIGINAL ISSUE DATE OF THE ISSUANCE OF ANY ADDITIONAL NOTES AND THE LAST DATE ON WHICH THE BOEING COMPANY OR ANY AFFILIATE OF THE BOEING COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY),] [IN THE CASE OF REGULATION S NOTES: 40 DAYS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF, THE ORIGINAL ISSUE DATE OF THE ISSUANCE OF ANY ADDITIONAL NOTES AND THE DATE ON WHICH THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY) WAS FIRST OFFERED TO PERSONS OTHER THAN DISTRIBUTORS (AS DEFINED IN RULE 902 OF REGULATION S) IN RELIANCE ON REGULATIONS], ONLY (A) TO THE BOEING COMPANY OR ANY SUBSIDIARY THEREOF, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”), TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT, (E) TO AN INSTITUTIONAL “ACCREDITED INVESTOR” WITHIN THE MEANING OF RULE 501(a)(1), (2), (3), (7), (8), (9), (12) or (13) UNDER THE SECURITIES ACT THAT IS NOT A QUALIFIED INSTITUTIONAL BUYER AND THAT IS PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ANOTHER INSTITUTIONAL ACCREDITED INVESTOR, IN EACH CASE IN A MINIMUM PRINCIPAL AMOUNT OF SECURITIES OF $250,000 OR (F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE BOEING COMPANY’S AND THE TRUSTEE’S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (C), (D), (E) OR (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/ OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE. [IN THE CASE OF REGULATION S NOTES: BY ITS ACQUISITION HEREOF, THE HOLDER HEREOF REPRESENTS THAT IT IS NOT A U.S. PERSON NOR IS IT PURCHASING FOR THE ACCOUNT OF A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT.]

BY ITS ACQUISITION OF THIS SECURITY (INCLUDING ANY INTEREST THEREIN), THE HOLDER THEREOF WILL BE DEEMED TO HAVE REPRESENTED AND WARRANTED THAT EITHER (1) SUCH HOLDER IS NOT ACQUIRING OR HOLDING THE NOTES OR AN INTEREST THEREIN WITH THE ASSETS OF (A) AN “EMPLOYEE BENEFIT PLAN” (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”)) THAT IS SUBJECT TO TITLE I OF ERISA, (B) A “PLAN” DESCRIBED IN AND SUBJECT TO SECTION 4975 OF THE CODE, (C) ANY ENTITY OR ACCOUNT DEEMED TO HOLD “PLAN ASSETS” OF ANY OF THE FOREGOING BY REASON OF AN EMPLOYEE BENEFIT PLAN’S OR PLAN’S INVESTMENT IN SUCH ENTITY OR (D) A NON-U.S. PLAN, GOVERNMENTAL PLAN OR CHURCH PLAN SUBJECT TO PROVISIONS OF NON-U.S., STATE, LOCAL OR OTHER FEDERAL LAWS OR REGULATIONS THAT ARE SUBSTANTIALLY SIMILAR TO SUCH PROVISIONS OF ERISA OR THE CODE (COLLECTIVELY, “SIMILAR LAWS”); OR (2) THE ACQUISITION AND HOLDING OF THE NOTES OR AN INTEREST THEREIN BY SUCH HOLDER, THROUGHOUT THE PERIOD THAT SUCH HOLDER HOLDS SUCH NOTES AND THE DISPOSITION OF SUCH NOTES OR AN INTEREST THEREIN WILL NOT CONSTITUTE OR GIVE RISE TO A VIOLATION OF THE FIDUCIARY REQUIREMENTS UNDER ERISA OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR A VIOLATION OF ANY APPLICABLE SIMILAR LAW.

(e) Global Note Legend. Each Global Note, whether or not an Initial Note, shall bear the following legend on the face thereof:

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE BOEING COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, BY DTC TO A NOMINEE OF DTC OR BY A NOMINEE THEREOF TO DTC OR ANOTHER NOMINEE THEREOF OR BY DTC OR ANY SUCH NOMINEE TO A SUCCESSOR OF DTC OR SUCH SUCCESSOR’S NOMINEE, UNLESS AND UNTIL THIS NOTE IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN DEFINITIVE FORM AND TRANSFERS IN PART OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE HEREINAFTER REFERRED TO.

(f) Definitive Notes. Individual certificates in respect of the Notes will not be issued in exchange for the Global Notes, except in the circumstances set forth in this Section 2.3(f). If the Depositary notifies the Company that it is unwilling or unable to continue as a clearing system in connection with the Global Notes, or ceases to be a clearing agency registered under the Exchange Act, and a successor clearing system is not appointed by the Company within 90 days after the Company receives such notice from the Depositary, or upon the Company’s becoming aware that the Depositary is no longer so registered, or if the Company determines not to have the Notes of a series represented by one or more Global Notes and notifies the Trustee of the Company’s decision, the Company shall issue or cause to be issued individual certificates in registered form on registration of transfer of, or in exchange for, book-entry interests in such Notes represented by such Global Notes upon delivery of such Global Notes for cancellation. In the event that individual certificates are issued, holders of the Notes represented by such certificates will be able to receive payments (including principal and interest) on such Notes and effect transfer of such Notes at the offices of the Company’s Paying Agent, The Bank of New York Mellon Trust Company, N.A.

SECTION 2.3. Transfer and Exchange.

(a) Transfer and Exchange of Global Notes.

(i) The transfer and exchange of Global Notes or beneficial interests therein shall be effected through the Depositary, in accordance with this Supplemental Indenture (including applicable restrictions on transfer set forth herein, if any) and the procedures of the Depositary therefor. A transferor of a beneficial interest in a Global Note shall deliver a written order given in accordance with the Depositary’s procedures containing information regarding the participant account of the Depositary to be credited with a beneficial interest in such Global Note or another Global Note and such account shall be credited in accordance with such order with a beneficial interest in the applicable Global Note and the account of the Person making the transfer shall be debited by an amount equal to the beneficial interest in the Global Note being transferred.

(ii) If the proposed transfer is a transfer of a beneficial interest in one Global Note to a beneficial interest in another Global Note, the Security Registrar shall reflect on its books and records the date and an increase in the principal amount of the Global Note to which such interest is being transferred in an amount equal to the principal amount of the interest to be so transferred, and the Security Registrar shall reflect on its books and records the date and a corresponding decrease in the principal amount of Global Note from which such interest is being transferred.

(iii) Notwithstanding any other provisions of this Supplemental Indenture, a Global Note may not be transferred as a whole except by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary.

(b) Restrictions on Transfer of a Rule 144A Global Note.

(i) During the Restricted Period, beneficial ownership interests in a Rule 144A Global Note may only be sold, pledged or transferred in accordance with the Applicable Procedures and only (A) to the Company or any subsidiary thereof, (B) pursuant to a registration statement that has been declared effective under the Securities Act, (C) for so long as such security is eligible for resale pursuant to Rule 144A, to a person whom the selling holder reasonably believes is a QIB that purchases for its own account or for the account of a QIB to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, (D) pursuant to offers and sales that occur outside the United States in compliance with Rule 904 under the Securities Act, (E) to an institutional “accredited investor” within the meaning of Rule 501(a)(1), (2), (3), (7), (8), (9), (12) or (13) under the Securities Act that is not a QIB and that is purchasing for its own account or for the account of another institutional accredited investor, in each case in a minimum principal amount of securities of $250,000 or (F) pursuant to any other available exemption from the registration requirements of the Securities Act, subject to the Company’s and the Trustee’s right prior to any such offer, sale or transfer pursuant to clauses (C), (D), (E) or (F) to require the delivery of an Opinion of Counsel, certification and/or other information satisfactory to each of them, in each case in accordance with any applicable securities laws of any state of the United States. Transfers by an owner of a beneficial interest in a Rule 144A Global Note to a transferee who takes delivery of such interest through a Regulation S Global Note, whether before or after the expiration of the Restricted Period, shall be made only upon receipt by the Trustee of a certification from the transferor to the effect that such transfer is being made in accordance with Regulation S or (if available) Rule 144 under the Securities Act and that, if such transfer is being made prior to the expiration of the Restricted Period, the interest transferred shall be held immediately thereafter through Euroclear or Clearstream.

(ii) Upon the expiration of the Restricted Period, beneficial ownership interests in a Rule 144A Global Note shall be transferable in accordance with applicable law and the other terms of the Indenture.

(c) Restrictions on Transfer of a Regulation S Global Note.

(i) Prior to the expiration of the Restricted Period, beneficial interests in a Regulation S Global Note may only be held through Euroclear or Clearstream. During the Restricted Period, beneficial ownership interests in a Regulation S Global Note may only be sold, pledged or transferred through Euroclear or Clearstream in accordance with the Applicable Procedures and only (A) to the Company or any subsidiary thereof, (B) pursuant to a registration statement that has been declared effective under the Securities Act, (C) for so long as such security is eligible for resale pursuant to Rule 144A, to a person whom the selling holder reasonably believes is a QIB that purchases for its own account or for the account of a QIB to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, (D) pursuant to offers and sales that occur outside the United States in compliance with Rule 904 under the Securities Act, (E) to an institutional “accredited investor” within the meaning of Rule 501(a)(1), (2), (3), (7), (8), (9), (12) or

(13) under the Securities Act that is not a QIB and that is purchasing for its own account or for the account of another institutional accredited investor, in each case in a minimum principal amount of securities of $250,000 or (F) pursuant to any other available exemption from the registration requirements of the Securities Act, subject to the Company’s and the Trustee’s right prior to any such offer, sale or transfer pursuant to clauses (C), (D), (E) or (F) to require the delivery of an Opinion of Counsel, certification and/or other information satisfactory to each of them, in each case in accordance with any applicable securities laws of any state of the United States. Prior to the expiration of the Restricted Period, transfers by an owner of a beneficial interest in a Regulation S Global Note to a transferee who takes delivery of such interest through a Rule 144A Global Note shall be made only in accordance with the Applicable Procedures and upon receipt by the Trustee of a written certification from the transferor of the beneficial interest in the form provided on the reverse of the Initial Note to the effect that such transfer is being made to (i) a person whom the transferor reasonably believes is a QIB within the meaning of Rule 144A in a transaction meeting the requirements of Rule 144A. Such written certification shall no longer be required after the expiration of the Restricted Period. Beneficial ownership interests in the Regulation S Global Note shall not be exchangeable for interests in the Rule 144A Global Note or any other Note without a Restricted Notes Legend until the expiration of the Restricted Period.

(ii) Upon the expiration of the Restricted Period, beneficial ownership interests in a Regulation S Global Note shall be transferable in accordance with applicable law and the other terms of the Indenture.

(d) Legends for Securities.

(i) Except as permitted by the following paragraphs (ii), (iii) or (iv), each Note certificate evidencing the Global Notes (and all Notes issued in exchange therefor or in substitution thereof) shall bear the Global Notes Legend and Restricted Notes Legend .

(ii) After a transfer of any Initial Notes during the period of the effectiveness of a Shelf Registration Statement with respect to such Initial Notes, all requirements pertaining to the Restricted Notes Legend on such Initial Notes shall cease to apply and the requirements that any such Initial Notes be issued in global form shall continue to apply.

(iii) Upon the consummation of a Registered Exchange Offer with respect to the Initial Note pursuant to which Holders of such Initial Notes are offered Exchange Notes in exchange for their Initial Notes, all requirements pertaining to Initial Notes that Initial Notes be issued in global form shall continue to apply, and Exchange Notes in global form without the Restricted Notes Legend shall be available to Holders that exchange such Initial Notes in such Registered Exchange Offer.

(iv) Upon a sale or transfer after the expiration of the Restricted Period of any Initial Note acquired pursuant to Regulation S, all requirements that such Initial Note bear the Restricted Notes Legend shall cease to apply and the requirements requiring any such Initial Note be issued in global form shall continue to apply.

(e) Cancellation or Adjustment of Global Note. At such time as all beneficial interests in a Global Note have been transferred, redeemed, repurchased or canceled, such Global Note shall be returned by the Depositary to the Trustee for cancellation or retained and canceled by the Trustee. At any time prior to such cancellation, if any beneficial interest in a Global Note is transferred in exchange for an interest in another Global Note, redeemed, repurchased or canceled, the principal amount of Notes represented by such Global Note shall be reduced and an adjustment shall be made on the books and records of the Trustee with respect to such Global Note, by the Trustee, to reflect such reduction.

(f) Obligations with Respect to Transfers and Exchanges of Notes.

(i) To permit registrations of transfers and exchanges, the Company shall execute and the Trustee shall authenticate, Global Notes at the Security Registrar’s request.

(ii) No service charge shall be made for any registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any transfer tax, assessments, or similar governmental charge payable in connection therewith (other than any such transfer taxes, assessments or similar governmental charge payable upon exchange or transfer pursuant to Sections 304, 305, 306, 906 or 1107 of the Base Indenture).

(iii) Prior to the due presentation for registration of transfer of any Note, the Company, the Trustee, the Paying Agent or the Security Registrar may deem and treat the person in whose name a Note is registered as the absolute owner of such Note for the purpose of receiving payment of principal of and interest on such Note and for all other purposes whatsoever, whether or not such Note is overdue, and none of the Company, the Trustee, the Paying Agent or the Security Registrar shall be affected by notice to the contrary.

(iv) The Company shall not be required to make and the Security Registrar need not register transfers or exchanges of Notes selected for redemption (except, in the case of Notes to be redeemed in part, the portion thereof not to be redeemed) or any Notes for a period of 15 days before the mailing of a notice of redemption of Notes to be redeemed.

(v) All Notes issued upon any transfer or exchange pursuant to the terms of this Supplemental Indenture shall evidence the same debt and shall be entitled to the same benefits under the Indenture as the Notes surrendered upon such transfer or exchange.

(g) No Obligation of the Trustee.

(i) The Trustee shall have no responsibility or obligation to any beneficial owner of a Global Note, a member of, or a participant in the Depositary or any other Person with respect to the accuracy of the records of the Depositary or its nominee or of any participant or member thereof, with respect to any ownership interest in the Notes or with respect to the delivery to any participant, member, beneficial owner or other Person (other than the

Depositary) of any notice (including any notice of redemption or repurchase) or the payment of any amount, under or with respect to such Notes. All notices and communications to be given to the Holders and all payments to be made to Holders under the Notes shall be given or made only to the registered Holders (which shall be the Depositary or its nominee in the case of a Global Note). The rights of beneficial owners in any Global Note shall be exercised only through the Depositary subject to the applicable rules and procedures of the Depositary. The Trustee may rely and shall be fully protected in relying upon information furnished by the Depositary with respect to its members, participants and any beneficial owners.

(ii) The Trustee shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Supplemental Indenture or under applicable law with respect to any transfer of any interest in any Note (including any transfers between or among Depositary participants, members or beneficial owners in any Global Note) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by, the terms of this Supplemental Indenture, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

SECTION 2.4. Available Information; No Resale of Notes by the Company.

So long as the Notes are “restricted securities” within the meaning of Rule 144 and the Company is not subject to the reporting requirements of the Exchange Act, the Company shall furnish to any Holder of any Note or of a beneficial interest in a Global Note, or to any prospective purchaser designated by such a Holder, upon the request of such Holder, the business and financial information concerning the Company required under paragraph (d)(4) of Rule 144A. The Company will not, and will not permit any of its affiliates to, resell any Notes that constitute “restricted securities” under Rule 144 except pursuant to an effective registration statement under the Securities Act or Rule 144.

ARTICLE THREE

MISCELLANEOUS PROVISIONS

SECTION 3.1. Ratification.

The Base Indenture, as supplemented and amended by this Supplemental Indenture, is in all respects hereby adopted, ratified and confirmed.

SECTION 3.2. Counterparts.

This Supplemental Indenture may be executed in any number of counterparts, each of which when so executed shall be deemed an original, but all such counterparts shall together constitute one and the same instrument.

SECTION 3.3. Governing Law.

THIS SUPPLEMENTAL INDENTURE AND THE NOTES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. THE PARTIES HERETO HEREBY IRREVOCABLY SUBMIT TO THE VENUE AND JURISDICTION OF ANY NEW YORK STATE OR FEDERAL COURT SITTING IN THE BOROUGH OF MANHATTAN IN NEW YORK CITY IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS SUPPLEMENTAL INDENTURE OR THE NOTES AND THE PARTIES HEREBY IRREVOCABLY AGREE THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS SUPPLEMENTAL INDENTURE OR THE NOTES, SHALL BE HEARD AND DETERMINED IN SUCH A NEW YORK STATE OR FEDERAL COURT.

SECTION 3.4. Trustee.

The Trustee makes no representations as to the validity or sufficiency of this Supplemental Indenture. The Trustee assumes no duties, responsibilities or liabilities by reason of this Supplemental Indenture other than as set forth in the Base Indenture, and this Supplemental Indenture is executed and accepted by the Trustee subject to all terms and conditions of its acceptance of the trust under the Base Indenture, as fully as if said terms and conditions were herein set forth at length. The recitals herein are deemed to be those of the Company and not of the Trustee.

SECTION 3.5 Electronic Communication.

In no event, shall the Trustee, Security Registrar or the Paying Agent be liable for any claims, losses, liabilities, damages, cash expenses, and judgments (including reasonable legal fees and expenses) arising to it from receiving or transmitting any data from the Company or its authorized officer via any non-secure method of transmission or communication, such as, but without limitation, by facsimile or email. The Company accepts that some methods of communication are not secure, and neither the Trustee, the Security Registrar nor the Paying Agent shall incur any liability for receiving instructions via any such nonsecure method. The Trustee is authorized to comply with and rely upon any such notice, instructions or other communications believed by it to have been sent by an authorized officer of the Company. The Company shall use all commercially reasonable endeavors to ensure that instructions transmitted to the Trustee pursuant to this Supplemental Indenture are completed and correct. Any instructions given by the Company to the Trustee under this Supplemental Indenture shall be conclusively deemed to be valid instructions from the Company to the Trustee for the purposes of this Supplemental Indenture.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this First Supplemental Indenture to be duly executed as of the day and year first above written.

BY: THE BOEING COMPANY

By:	/s/ David R. Whitehouse
Name: David R. Whitehouse
Title: Senior Vice President and Treasurer

BY: THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.
as Trustee

By:	/s/ Marie A. Hattinger
Name: Marie A. Hattinger
Title: Vice President

[Signature Page to First Supplemental Indenture]

EXHIBIT A

Form of 6.259% Notes due 2027

[Insert Global Notes Legend, if applicable pursuant to the provisions of the Supplemental Indenture]

[Insert Restricted Notes Legend, if applicable pursuant to the provisions of the Supplemental Indenture]

Registered	Principal Amount: $[•]
No. [144A / REGS]-[•]	CUSIP No.: [097023DH5 (Rule 144A)] / [U77434AA3 (REG S)]
ISIN No.: [US097023DH56 (Rule 144A)] / [USU77434AA39 (REG S)]

THE BOEING COMPANY

6.259% Senior Notes due 2027

1. Principal and Interest. THE BOEING COMPANY, a corporation duly organized and existing under the laws of the State of Delaware (herein called the “Company”, which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of [•] MILLION dollars ($[•]) on May 1, 2027 (the “Maturity Date”), unless earlier redeemed, and to pay interest and Additional Interest, if any, as defined in and payable pursuant to Section 2 of the Registration Rights Agreement referred to below, thereon from May 1, 2024, or from the most recent Interest Payment Date to which interest and Additional Interest, if any, has been paid or duly provided for, semi-annually in arrears on May 1 and November 1 in each year (each an “Interest Payment Date”), commencing November 1, 2024 at the rate of 6.259% per annum until the principal hereof is paid or made available for payment. Interest and Additional Interest, if any, will be computed on the basis of a 360 day year of twelve 30 day months. The interest and Additional Interest, if any, so payable, and punctually paid or duly provided for, on any Interest Payment Date and on the Maturity Date will, as provided in such Indenture, be paid to the Holder in whose name this Note (or one or more predecessor notes) is registered at the close of business on April 16 or October 17 (each “Regular Record Date”), as the case may be, immediately preceding such Interest Payment Date or the Maturity Date, as applicable. Any such interest and Additional Interest, if any, not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Holder in whose name this Note (or one or more predecessor notes) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee under the Indenture, notice whereof shall be given to Holders of Notes of this series not less than 10 days prior to such Special Record Date, or be paid on a specified date in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Exhibit A-1

Interest and Additional Interest, if any, payable on this Note on any Interest Payment Date and on the Maturity Date, as the case may be, will be the amount of interest and Additional Interest, if any, accrued from and including the immediately preceding Interest Payment Date (or from and including May 1, 2024, in the case of the initial Interest Payment Date) to but excluding the applicable Interest Payment Date or the Maturity Date, as the case may be. If an Interest Payment Date or the Maturity Date falls on a day that is not a Business Day, the payment will be made on the next Business Day as if it were made on the date the payment was due, and no interest and Additional Interest, if any, will accrue on the amount so payable for the period from and after that Interest Payment Date or the Maturity Date, as the case may be. A “Business Day” means any day which is not a Saturday or Sunday or any day on which banking institutions are authorized or obligated by applicable law or regulation to close in the place in which payment on the Notes is required, as the case may be.

The principal of this Note payable on the Maturity Date will be paid against presentation and surrender of this Note at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, the City of New York.

2. Indenture. This Note is one of a duly authorized series of Securities of the Company (herein called the “Notes”), issued and to be issued in one or more series under an indenture, dated as of February 1, 2003 (herein called the “Base Indenture”), as supplemented by a first supplemental indenture, dated as of May 1, 2024 (herein called the “First Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), in each case between the Company, as issuer, and The Bank of New York Mellon Trust Company, N.A., as successor trustee to JPMorgan Chase Bank (in such capacity, the “Trustee”), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Notes and of the terms upon which the Notes are, and are to be, authenticated and delivered.

This Note is one of the series designated as the 6.259% Senior Notes due 2027 of the Company, which series is initially limited to $1,000,000,000 in aggregate principal amount. The Company may issue additional notes of the same series. The Notes are unsecured obligations of the Company and rank pari passu with all unsecured and unsubordinated obligations of the Company.

3. Method of Payment. Payment of the principal of, premium, if any, and interest and Additional Interest, if any, on the Notes shall be payable at the office or agency of the Company to be maintained in the Borough of Manhattan, the City of New York; provided, however, that such payments may be made, at the option of the Company, by check mailed to the address of the person entitled thereto as of the Regular Record Date and as shown on the Security Register. Such payments shall be payable in Dollars.

4. Registrar and Paying Agent. The Security Registrar and Paying Agent shall be initially the Trustee.

5. Optional Redemption. At any time and from time to time prior to the Par Call Date, the Notes will be redeemable in whole or in part, at the Company’s option, for cash, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of

Exhibit A-2

•

the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date (assuming the Notes matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 25 basis points, less (b) interest accrued to the redemption date, and

•	100% of the aggregate principal amount of the Notes to be redeemed;

plus, in either case, accrued and unpaid interest, if any, on the principal amount of the Notes to be redeemed to, but excluding, such redemption date.

At any time and from time to time on or after, the Par Call Date, the series will be redeemable at the Company’s option, in whole or in part, at a redemption price equal to 100% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest thereon to, but excluding, the redemption date.

“Par Call Date” means, April 1, 2027 (one month prior to the Maturity Date of the Notes).

“Treasury Rate” means, with respect to any redemption date, the yield determined by the Company in accordance with the following two paragraphs.

The Treasury Rate shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third business day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily)—H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, the Company shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to the Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields – one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life – and shall interpolate to the Par Call Date, on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date.

Exhibit A-3

If on the third business day preceding the redemption date H.15 TCM or any successor designation or publication is no longer published, the Company shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second business day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date. If there is no United States Treasury security maturing on the Par Call Date, but there are two or more United States Treasury securities with a maturity date equally distant from the Par Call Date, one with a maturity date preceding the Par Call Date, and one with a maturity date following the Par Call Date, the Company shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

Notice of any redemption shall be mailed or electronically delivered (or otherwise transmitted in accordance with the Depositary’s procedures), at least 10 days but not more than 60 days before the redemption date, to each holder of the Notes to be redeemed. Notice of any redemption of Notes may, at the Company’s discretion, be given subject to one or more conditions precedent, including, but not limited to, completion of a corporate transaction that is pending (such as an equity or equity-linked offering, an incurrence of indebtedness or an acquisition or other strategic transaction involving a change of control in the Company or another entity). If such redemption is subject to satisfaction of one or more conditions precedent, such notice shall describe each such condition, and such notice may be rescinded in the event that any or all such conditions shall not have been satisfied or otherwise waived on or prior to the Business Day immediately preceding the relevant redemption date.

The Company shall notify Holders of any such rescission as soon as practicable after the Company determine that such conditions precedent will not be able to be satisfied or the Company is not able or willing to waive such conditions precedent, in each case subject to policies and procedures of the Depositary. The Company shall provide written notice to the Trustee prior to the close of business on the Business Day prior to the relevant redemption date if any such redemption has been rescinded or delayed, and upon receipt of such notice the Trustee shall provide such notice to each Holder of the Notes in the same manner in which the notice of redemption was given. Once notice of redemption is mailed or sent, subject to the satisfaction of any conditions precedent provided in the notice of redemption, the notes called for redemption will become due and payable on the redemption date and at the applicable redemption price determined as set forth herein.

Unless the Company defaults in payment of the redemption price, on and after the redemption date, interest will cease to accrue on the Notes or portions thereof called for redemption and all rights under such notes will terminate. On or prior to any redemption date, the Company is required to deposit with a paying agent funds sufficient to pay the redemption price of and accrued and unpaid interest on the Notes to be redeemed on such date. The notice of redemption need not set forth the redemption price but only the manner of calculation thereof as described above.

Exhibit A-4

If less than all of the Notes are to be redeemed, the Notes or portions of the Notes to be redeemed shall be selected, if the Notes are in definitive form, the Notes for redemption will be made by lot and for so long as the notes are held by DTC (or another Depositary), the redemption of such Notes shall be done, in accordance with the customary policies and procedures of the Depositary, which may be made on a pro rata pass-through distribution of principal basis. Such Notes may be selected in amounts of $2,000 and integral multiples of $1,000 in excess thereof (provided that the unredeemed portion of any Note to be redeemed in part will not be less than $2,000), and the Trustee shall thereafter promptly notify the Company in writing of the numbers of Notes to be redeemed, in whole or in part.

Notwithstanding the foregoing, installments of interest on the Notes that are due and payable on Interest Payment Dates falling on or prior to a redemption date will be payable on the Interest Payment Date to the Holders of the Notes as of the close of business on the Regular Record Date applicable to such Interest Payment Date according to the Notes and the Indenture.

6. Interest Rate Adjustment Based on Certain Rating Events.

The interest rate payable on the Notes will be subject to adjustment from time to time if either Moody’s or S&P (or, in either case, a Substitute Rating Agency) downgrades (or subsequently upgrades) its rating assigned to the Notes, as set forth below.

If the rating from Moody’s (or any Substitute Rating Agency therefor) of the Notes is decreased to a rating set forth in the immediately following table, the interest rate on the Notes shall increase such that it shall equal the interest rate payable on the Notes on the date of their initial issuance plus the percentage set forth opposite the ratings from the table below, plus any applicable percentage from the immediately following paragraph.

Moody’s Rating*	Percentage interest rate increase on the Notes
Ba1	0.250%
Ba2	0.500%
Ba3	0.750%
B1 or below	1.000%

*	Including the equivalent ratings, in either case of any Substitute Rating Agency or under any successor rating categories of Moody’s.

In addition, if the rating from S&P (or any substitute rating agency therefor) of the Notes is decreased to a rating set forth in the immediately following table, the interest rate on the Notes shall increase such that it shall equal the interest rate payable on the Notes on the date of their initial issuance, plus the percentage set forth opposite the ratings from the table below, plus any applicable percentage from the immediately preceding paragraph.

Exhibit A-5

S&P Rating*	Percentage interest rate increase on the Notes
BB+	0.250%
BB	0.500%
BB-	0.750%
B+ or below	1.000%

*	Including the equivalent ratings, in either case of any Substitute Rating Agency or under any successor rating categories of S&P.

For purposes of making adjustments to the interest rate on the Notes, the following rules of interpretation will apply:

(i)

if at any time the interest rate on the Notes has been adjusted upward and either Moody’s or S&P (or, in either case, a Substitute Rating Agency therefor), as the case may be, subsequently increases its rating of the Notes to any of the threshold ratings set forth above, the interest rate on the Notes will be decreased such that the interest rate for the Notes equals the interest rate payable on the Notes on the date of their initial issuance plus the percentages set forth opposite the ratings from the tables above in effect immediately following the increase in rating. If Moody’s (or any Substitute Rating Agency therefor) subsequently increases its rating of the Notes to Baa3 or higher (or its respective equivalent, in either case of any Substitute Rating Agency or under any successor rating categories of Moody’s), and S&P (or any Substitute Rating Agency therefor) increases its rating to BBB- or higher (or its respective equivalent, in either case of any Substitute Rating Agency or under any successor rating categories of S&P), the interest rate on the Notes will be decreased to the interest rate payable on the Notes on the date of their initial issuance;

(ii)

interest rates on the Notes will permanently cease to be subject to any adjustment described above (notwithstanding any subsequent downgrade in the ratings by either or both rating agencies) if the Notes become rated Baa1 and BBB+ (or the equivalent of either such rating, in the case of a Substitute Rating Agency) or higher by Moody’s and S&P (or, in either case, a Substitute Rating Agency therefor), respectively (or one of these ratings if the Notes are only rated by one Rating Agency (as defined below)), and thereafter the initial interest rates on the Notes shall apply until maturity;

(iii)

each adjustment required by any decrease or increase in a rating set forth above (or an equivalent rating, in either case of any Substitute Rating Agency or under any successor rating categories of Moody’s or S&P, as the case may be), whether occasioned by the action of Moody’s or S&P (or, in either case, a Substitute Rating Agency therefor), shall be made independent of any and all other adjustments; provided, however, in no event shall (1) the interest rate for the Notes be reduced to below the interest rate payable on the Notes on the date of their initial issuance or (2) the total increase in the interest rate on the Notes exceed 2.000% above the interest rate payable on the Notes on the date of their initial issuance. For the avoidance of doubt, any increases to the interest rate on the Notes as a result of the provisions described in this paragraph 6 shall be in addition to Additional Interest applicable to the Notes as a result of the provisions set forth in the Registration Rights Agreement;

Exhibit A-6

(iv)

except as provided in this clause (iv) and clause (v) below, no adjustments in the interest rate of the Notes shall be made solely as a result of a Rating Agency ceasing to provide a rating of the Notes. If at any time fewer than two Rating Agencies provide a rating of the Notes for any reason beyond the Company’s control, the Company will use its commercially reasonable efforts to obtain a rating of the Notes from a Substitute Rating Agency, to the extent one exists, and if a Substitute Rating Agency exists, for purposes of determining any increase or decrease in the interest rate on the Notes pursuant to the tables above:

A. such Substitute Rating Agency will be substituted for the last Rating Agency to provide a rating of the Notes, but which has since ceased to provide such rating;

B. the relative rating scale used by such Substitute Rating Agency to assign ratings to senior unsecured debt shall be determined in good faith by an independent investment banking institution of national standing appointed by the Company and, for purposes of determining the applicable ratings included in the applicable table above with respect to such Substitute Rating Agency, such ratings will be deemed to be the equivalent ratings used by Moody’s or S&P, as applicable, in such table; and

C. the interest rate on the Notes will increase or decrease, as the case may be, such that the interest rate equals the interest rate payable on the Notes on the date of their initial issuance plus the appropriate percentage, if any, set forth opposite the rating from such Substitute Rating Agency in the applicable table above (taking into account the provisions of subclause (B) above) (plus any applicable percentage resulting from a decreased rating by the other Rating Agency);

(v)

for so long as only one Rating Agency provides a rating of the Notes, any subsequent increase or decrease in the interest rate of the Notes necessitated by a reduction or increase in the rating by the Rating Agency providing the rating shall be twice the percentage set forth in the applicable table above. For so long as none of Moody’s, S&P or a Substitute Rating Agency provides a rating of the Notes, the interest rate on the Notes will increase to, or remain at, as the case may be, 2.000% above the interest rate payable on the Notes on the date of their initial issuance. If Moody’s or S&P either ceases to rate the Notes for reasons within the Company’s control or ceases to make a rating of the Notes publicly available for reasons within the Company’s control, it will not be entitled to obtain a rating from a Substitute Rating Agency and the increase or decrease in the interest rate of the Notes shall be determined in the manner described above as if either only one or no Rating Agency provides a rating of the Notes;

Exhibit A-7

(vi)

any interest rate increase or decrease described above will take effect from the first day of the interest period commencing after the date on which a rating change occurs that requires an adjustment in the interest rate. As such, interest will not accrue at such increased or decreased rate until the next interest payment date following the date on which the rating change occurs. If Moody’s or S&P (or, in either case, a Substitute Rating Agency therefor) changes its rating of the Notes more than once during any particular interest period, the last change by such Rating Agency will control for purposes of any interest rate increase or decrease with respect to the Notes described above relating to such Rating Agency’s action; and

(vii)

if the interest rate payable on the Notes is increased as described above, the term “interest,” as used with respect to the Notes, will be deemed to include any such additional interest unless the context otherwise requires.

The interest rate and the amount of interest payable on the Notes will be determined and calculated by the Company. For the avoidance of doubt, the Trustee shall have no duty to monitor any ratings of the Notes, or to determine if an adjustment to any interest rate is to be made or what an interest rate should be, or make any other determinations or calculations in respect of any interest amounts due on the Notes.

The Company shall deliver notice of an interest rate adjustment, no later than the first Business Day of the interest period for which such adjusted interest rate shall be effective, to each holder of the Notes and the Trustee.

“Moody’s” means Moody’s Investors Service Inc. and its successors.

“Rating Agency” means (1) each of Moody’s and S&P; and (2) if either of Moody’s or S&P ceases to rate the Notes or fails to make a rating of the Notes publicly available for reasons outside of the Company’s control, a Substitute Rating Agency.

“S&P” means S&P Global Ratings and its successors.

“Substitute Rating Agency” means a “nationally recognized statistical rating organization” within the meaning of Section 3(a)(62) under the Securities Exchange Act of 1934, as amended, selected by the Company (as certified by a resolution of the Company’s board of directors or authorized committee thereof) as a replacement agency for Moody’s or S&P, or both, as the case may be.

7. Sinking Fund. The Company shall have no sinking fund or analogous obligations in respect of the Notes.

8. Discharge and Defeasance. The Notes will be subject to satisfaction, discharge and defeasance as set forth in Section 403 of the Base Indenture.

9. Denominations; Transfers; Exchange. The Notes are in fully registered form, in denominations of $2,000 and integral multiples of $1,000 in excess thereof. A Holder may register transfers of or exchange securities in accordance with the Indenture. No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Holder in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

Exhibit A-8

10. Events of Default; Remedies. The Events of Default are as set forth in Section 501 of the Base Indenture. If an Event of Default with respect to Notes of this series shall occur and be continuing, the principal of the Notes of this series may be declared due and payable in the manner and with the effect provided in the Base Indenture. Upon a declaration of acceleration of the Notes, the principal of the Notes may be declared due and payable in the manner, and with the effect, provided in the Indenture.

11. Amendments and Waivers. The Indenture permits, with certain exceptions as therein provided, that with the written consent of the Holders of not less than 66 2/3% in principal amount of the Outstanding Securities of each series to be adversely affected thereby, the Company, when authorized by or pursuant to a Board Resolution, and the Trustee may enter into an indenture or indentures thereto to add any provisions or to change or eliminate any provisions of the Indenture or any other indenture supplemental thereto or to modify the rights of the Holders of each such series. The Indenture also provides, with certain exceptions therein provided, that the Holders of not less than a majority in principal amount of the Outstanding Securities of any series may waive on behalf of the Holders of all Securities of such series a past default, or Event of Default arising therefrom, with respect to that series and its consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

12. Obligations Absolute. No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest and Additional Interest, if any, on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

13. No Recourse Against Others. No recourse shall be had for the payment of the principal of, or premium, if any, or interest and Additional Interest, if any, on this Note, or for any claim based hereon or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or of any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

14. Defined Terms. All initially capitalized terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

15. Governing Law. THE INDENTURE AND THE NOTES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

Exhibit A-9

16. Successors and Assigns. All covenants and agreements of the Company in the Indenture and the Notes shall bind its successors and assigns. All agreements of the Trustee in the Indenture shall bind its successor.

17. Authentication. Unless the certificate of authentication hereon has been executed by the Trustee or an Authenticating Agent, by manual, electronic or facsimile signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

18. Abbreviations. Customary abbreviations may be used in the name of a Holder or an assignee, such as TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants-with rights of survivorship and not as tenants in common), CUST (= custodian), and U/G/M/A (= Uniform Gift to Minors Act).

19. CUSIP Numbers. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Notes, and the Trustee may use CUSIP numbers in notices as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice and reliance may be placed only on the other identification numbers placed thereon.

Exhibit A-10

IN WITNESS WHEREOF, the Company has caused this Note to be duly executed.

THE BOEING COMPANY

Dated: , 2024	By:
Name:
Title:

Exhibit A-11

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By:
Name:
Title: Authorized Officer

Dated:         , 2024

********************************

Exhibit A-12

CERTIFICATE TO BE DELIVERED UPON EXCHANGE

OR REGISTRATION OF TRANSFER OF NOTES

This Certificate relates to $         principal amount of Notes held in (check applicable space) ___ book-entry form by              (the “Transferor”).

The Transferor (check one box below):

☐

has requested the Trustee by written order to deliver in exchange for its beneficial interest in the global Security held by the Depositary a Security of authorized denominations in an aggregate principal amount equal to its beneficial interest in such global Security (or the portion thereof indicated above); or

☐	has requested the Trustee by written order to exchange or register the transfer of a Security or Securities.

In connection with any transfer of any of the Notes evidenced by this certificate occurring prior to the expiration of the Restricted Period, the undersigned confirms that such Notes are being transferred in accordance with its terms:

CHECK ONE BOX BELOW

(1)	☐	to the Company or any of its subsidiaries; or

(2)	☐	pursuant to an effective registration statement under the Securities Act of 1933; or

(3)	☐	inside the United States to a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act of 1933) that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that such transfer is being made in reliance on Rule 144A, in each case pursuant to and in compliance with Rule 144A under the Securities Act of 1933; or

(4)	☐	outside the United States in an offshore transaction within the meaning of Regulation S under the Securities Act in compliance with Rule 904 under the Securities Act of 1933; or

(5)	☐	to an institutional accredited investor (within the meaning of Rule 501(a)(1), (2), (3), (7), (8), (9), (12) or (13) under the Securities Act) that is not a qualified institutional buyer and that is purchasing for its own account or for the account of another institutional accredited investor, in each case in a minimum principal amount of notes of $250,000; or

(6)	☐	pursuant to any other available exemption from the registration requirements under the Securities Act of 1933.

Exhibit A-13

Prior to the expiration of the Restricted Period, unless one of the boxes is checked, the Trustee will refuse to register any of the Notes evidenced by this certificate in the name of any Person other than the registered holder thereof; provided, however, that if box (3), (4), (5) or (6) is checked, the Trustee may require, prior to registering any such transfer of the Notes, such legal opinions, certifications and other information satisfactory to the Company and the Trustee to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

[INSERT NAME OF TRANSFEROR]

Dated:

By:

Exhibit A-14

SCHEDULE OF EXCHANGES

The following exchanges of a part of this Note have been made:

Date of Exchange	Amount of decrease in Principal Amount of this Note	Amount of increase in Principal Amount of this Note	Principal Amount of this Note following such decrease (or increase)	Signature of authorized signatory of Trustee

Exhibit A-15

EXHIBIT B

Form of 6.298% Notes due 2029

[Insert Global Notes Legend, if applicable pursuant to the provisions of the Supplemental Indenture]

[Insert Restricted Notes Legend, if applicable pursuant to the provisions of the Supplemental Indenture]

Registered	Principal Amount: $[•]
No. [144A / REGS]-[•]	CUSIP No.: [097023DJ1 (Rule 144A)] / [U77434AB1 (REG S)]
ISIN No.: [US097023DJ13 (Rule 144A)] / [USU77434AB12 (REG S)]

THE BOEING COMPANY

6.298% Senior Notes due 2029

1. Principal and Interest. THE BOEING COMPANY, a corporation duly organized and existing under the laws of the State of Delaware (herein called the “Company”, which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of [•] MILLION dollars ($[•]) on May 1, 2029 (the “Maturity Date”), unless earlier redeemed, and to pay interest and Additional Interest, if any, as defined in and payable pursuant to Section 2 of the Registration Rights Agreement referred to below, thereon from May 1, 2024, or from the most recent Interest Payment Date to which interest and Additional Interest, if any, has been paid or duly provided for, semi-annually in arrears on May 1 and November 1 in each year (each an “Interest Payment Date”), commencing November 1, 2024 at the rate of 6.298% per annum until the principal hereof is paid or made available for payment. Interest and Additional Interest, if any, will be computed on the basis of a 360 day year of twelve 30 day months. The interest and Additional Interest, if any, so payable, and punctually paid or duly provided for, on any Interest Payment Date and on the Maturity Date will, as provided in such Indenture, be paid to the Holder in whose name this Note (or one or more predecessor notes) is registered at the close of business on April 16 or October 17 (each “Regular Record Date”), as the case may be, immediately preceding such Interest Payment Date or the Maturity Date, as applicable. Any such interest and Additional Interest, if any, not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Holder in whose name this Note (or one or more predecessor notes) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee under the Indenture, notice whereof shall be given to Holders of Notes of this series not less than 10 days prior to such Special Record Date, or be paid on a specified date in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Exhibit B-1

Interest and Additional Interest, if any, payable on this Note on any Interest Payment Date and on the Maturity Date, as the case may be, will be the amount of interest and Additional Interest, if any, accrued from and including the immediately preceding Interest Payment Date (or from and including May 1, 2024, in the case of the initial Interest Payment Date) to but excluding the applicable Interest Payment Date or the Maturity Date, as the case may be. If an Interest Payment Date or the Maturity Date falls on a day that is not a Business Day, the payment will be made on the next Business Day as if it were made on the date the payment was due, and no interest and Additional Interest, if any, will accrue on the amount so payable for the period from and after that Interest Payment Date or the Maturity Date, as the case may be. A “Business Day” means any day which is not a Saturday or Sunday or any day on which banking institutions are authorized or obligated by applicable law or regulation to close in the place in which payment on the Notes is required, as the case may be.

The principal of this Note payable on the Maturity Date will be paid against presentation and surrender of this Note at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, the City of New York.

2. Indenture. This Note is one of a duly authorized series of Securities of the Company (herein called the “Notes”), issued and to be issued in one or more series under an indenture, dated as of February 1, 2003 (herein called the “Base Indenture”), as supplemented by a first supplemental indenture, dated as of May 1, 2024 (herein called the “First Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), in each case between the Company, as issuer, and The Bank of New York Mellon Trust Company, N.A., as successor trustee to JPMorgan Chase Bank (in such capacity, the “Trustee”), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Notes and of the terms upon which the Notes are, and are to be, authenticated and delivered.

This Note is one of the series designated as the 6.298% Senior Notes due 2029 of the Company, which series is initially limited to $1,500,000,000 in aggregate principal amount. The Company may issue additional notes of the same series. The Notes are unsecured obligations of the Company and rank pari passu with all unsecured and unsubordinated obligations of the Company.

3. Method of Payment. Payment of the principal of, premium, if any, and interest and Additional Interest, if any, on the Notes shall be payable at the office or agency of the Company to be maintained in the Borough of Manhattan, the City of New York; provided, however, that such payments may be made, at the option of the Company, by check mailed to the address of the person entitled thereto as of the Regular Record Date and as shown on the Security Register. Such payments shall be payable in Dollars.

4. Registrar and Paying Agent. The Security Registrar and Paying Agent shall be initially the Trustee.

Exhibit B-2

5. Optional Redemption. At any time and from time to time prior to the Par Call Date, the Notes will be redeemable in whole or in part, at the Company’s option, for cash, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of

•

the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date (assuming the Notes matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 25 basis points, less (b) interest accrued to the redemption date, and

•	100% of the aggregate principal amount of the Notes to be redeemed;

plus, in either case, accrued and unpaid interest, if any, on the principal amount of the Notes to be redeemed to, but excluding, such redemption date.

At any time and from time to time on or after, the Par Call Date, the series will be redeemable at the Company’s option, in whole or in part, at a redemption price equal to 100% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest thereon to, but excluding, the redemption date.

“Par Call Date” means, April 1, 2029 (one month prior to the Maturity Date of the Notes).

“Treasury Rate” means, with respect to any redemption date, the yield determined by the Company in accordance with the following two paragraphs.

The Treasury Rate shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third business day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily)—H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, the Company shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to the Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields – one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life – and shall interpolate to the Par Call Date, on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date.

Exhibit B-3

If on the third business day preceding the redemption date H.15 TCM or any successor designation or publication is no longer published, the Company shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second business day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date. If there is no United States Treasury security maturing on the Par Call Date, but there are two or more United States Treasury securities with a maturity date equally distant from the Par Call Date, one with a maturity date preceding the Par Call Date, and one with a maturity date following the Par Call Date, the Company shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

Notice of any redemption shall be mailed or electronically delivered (or otherwise transmitted in accordance with the Depositary’s procedures), at least 10 days but not more than 60 days before the redemption date, to each holder of the Notes to be redeemed. Notice of any redemption of Notes may, at the Company’s discretion, be given subject to one or more conditions precedent, including, but not limited to, completion of a corporate transaction that is pending (such as an equity or equity-linked offering, an incurrence of indebtedness or an acquisition or other strategic transaction involving a change of control in the Company or another entity). If such redemption is subject to satisfaction of one or more conditions precedent, such notice shall describe each such condition, and such notice may be rescinded in the event that any or all such conditions shall not have been satisfied or otherwise waived on or prior to the Business Day immediately preceding the relevant redemption date.

The Company shall notify Holders of any such rescission as soon as practicable after the Company determine that such conditions precedent will not be able to be satisfied or the Company is not able or willing to waive such conditions precedent, in each case subject to policies and procedures of the Depositary. The Company shall provide written notice to the Trustee prior to the close of business on the Business Day prior to the relevant redemption date if any such redemption has been rescinded or delayed, and upon receipt of such notice the Trustee shall provide such notice to each Holder of the Notes in the same manner in which the notice of redemption was given. Once notice of redemption is mailed or sent, subject to the satisfaction of any conditions precedent provided in the notice of redemption, the notes called for redemption will become due and payable on the redemption date and at the applicable redemption price determined as set forth herein.

Unless the Company defaults in payment of the redemption price, on and after the redemption date, interest will cease to accrue on the Notes or portions thereof called for redemption and all rights under such notes will terminate. On or prior to any redemption date, the Company is required to deposit with a paying agent funds sufficient to pay the redemption price of and accrued and unpaid interest on the Notes to be redeemed on such date. The notice of redemption need not set forth the redemption price but only the manner of calculation thereof as described above.

Exhibit B-4

If less than all of the Notes are to be redeemed, the Notes or portions of the Notes to be redeemed shall be selected, if the Notes are in definitive form, the Notes for redemption will be made by lot and for so long as the notes are held by DTC (or another Depositary), the redemption of such Notes shall be done, in accordance with the customary policies and procedures of the Depositary, which may be made on a pro rata pass-through distribution of principal basis. Such Notes may be selected in amounts of $2,000 and integral multiples of $1,000 in excess thereof (provided that the unredeemed portion of any Note to be redeemed in part will not be less than $2,000), and the Trustee shall thereafter promptly notify the Company in writing of the numbers of Notes to be redeemed, in whole or in part.

Notwithstanding the foregoing, installments of interest on the Notes that are due and payable on Interest Payment Dates falling on or prior to a redemption date will be payable on the Interest Payment Date to the Holders of the Notes as of the close of business on the Regular Record Date applicable to such Interest Payment Date according to the Notes and the Indenture.

6. Interest Rate Adjustment Based on Certain Rating Events.

The interest rate payable on the Notes will be subject to adjustment from time to time if either Moody’s or S&P (or, in either case, a Substitute Rating Agency) downgrades (or subsequently upgrades) its rating assigned to the Notes, as set forth below.

If the rating from Moody’s (or any Substitute Rating Agency therefor) of the Notes is decreased to a rating set forth in the immediately following table, the interest rate on the Notes shall increase such that it shall equal the interest rate payable on the Notes on the date of their initial issuance plus the percentage set forth opposite the ratings from the table below, plus any applicable percentage from the immediately following paragraph.

Moody’s Rating*	Percentage interest rate increase on the Notes
Ba1	0.250%
Ba2	0.500%
Ba3	0.750%
B1 or below	1.000%

*	Including the equivalent ratings, in either case of any Substitute Rating Agency or under any successor rating categories of Moody’s.

In addition, if the rating from S&P (or any substitute rating agency therefor) of the Notes is decreased to a rating set forth in the immediately following table, the interest rate on the Notes shall increase such that it shall equal the interest rate payable on the Notes on the date of their initial issuance, plus the percentage set forth opposite the ratings from the table below, plus any applicable percentage from the immediately preceding paragraph.

Exhibit B-5

S&P Rating*	Percentage interest rate increase on the Notes
BB+	0.250%
BB	0.500%
BB-	0.750%
B+ or below	1.000%

*	Including the equivalent ratings, in either case of any Substitute Rating Agency or under any successor rating categories of S&P.

For purposes of making adjustments to the interest rate on the Notes, the following rules of interpretation will apply:

(i)

if at any time the interest rate on the Notes has been adjusted upward and either Moody’s or S&P (or, in either case, a Substitute Rating Agency therefor), as the case may be, subsequently increases its rating of the Notes to any of the threshold ratings set forth above, the interest rate on the Notes will be decreased such that the interest rate for the Notes equals the interest rate payable on the Notes on the date of their initial issuance plus the percentages set forth opposite the ratings from the tables above in effect immediately following the increase in rating. If Moody’s (or any Substitute Rating Agency therefor) subsequently increases its rating of the Notes to Baa3 or higher (or its respective equivalent, in either case of any Substitute Rating Agency or under any successor rating categories of Moody’s), and S&P (or any Substitute Rating Agency therefor) increases its rating to BBB- or higher (or its respective equivalent, in either case of any Substitute Rating Agency or under any successor rating categories of S&P), the interest rate on the Notes will be decreased to the interest rate payable on the Notes on the date of their initial issuance;

(ii)

interest rates on the Notes will permanently cease to be subject to any adjustment described above (notwithstanding any subsequent downgrade in the ratings by either or both rating agencies) if the Notes become rated Baa1 and BBB+ (or the equivalent of either such rating, in the case of a Substitute Rating Agency) or higher by Moody’s and S&P (or, in either case, a Substitute Rating Agency therefor), respectively (or one of these ratings if the Notes are only rated by one Rating Agency (as defined below)), and thereafter the initial interest rates on the Notes shall apply until maturity;

(iii)

each adjustment required by any decrease or increase in a rating set forth above (or an equivalent rating, in either case of any Substitute Rating Agency or under any successor rating categories of Moody’s or S&P, as the case may be), whether occasioned by the action of Moody’s or S&P (or, in either case, a Substitute Rating Agency therefor), shall be made independent of any and all other adjustments; provided, however, in no event shall (1) the interest rate for the Notes be reduced to below the interest rate payable on the Notes on the date of their initial issuance or (2) the total increase in the interest rate on the Notes exceed 2.000% above the interest rate payable on the Notes on the date of their initial issuance. For the avoidance of doubt, any increases to the interest rate on the Notes as a result of the provisions described in this paragraph 6 shall be in addition to Additional Interest applicable to the Notes as a result of the provisions set forth in the Registration Rights Agreement;

Exhibit B-6

(iv)

except as provided in this clause (iv) and clause (v) below, no adjustments in the interest rate of the Notes shall be made solely as a result of a Rating Agency ceasing to provide a rating of the Notes. If at any time fewer than two Rating Agencies provide a rating of the Notes for any reason beyond the Company’s control, the Company will use its commercially reasonable efforts to obtain a rating of the Notes from a Substitute Rating Agency, to the extent one exists, and if a Substitute Rating Agency exists, for purposes of determining any increase or decrease in the interest rate on the Notes pursuant to the tables above:

A. such Substitute Rating Agency will be substituted for the last Rating Agency to provide a rating of the Notes, but which has since ceased to provide such rating;

B. the relative rating scale used by such Substitute Rating Agency to assign ratings to senior unsecured debt shall be determined in good faith by an independent investment banking institution of national standing appointed by the Company and, for purposes of determining the applicable ratings included in the applicable table above with respect to such Substitute Rating Agency, such ratings will be deemed to be the equivalent ratings used by Moody’s or S&P, as applicable, in such table; and

C. the interest rate on the Notes will increase or decrease, as the case may be, such that the interest rate equals the interest rate payable on the Notes on the date of their initial issuance plus the appropriate percentage, if any, set forth opposite the rating from such Substitute Rating Agency in the applicable table above (taking into account the provisions of subclause (B) above) (plus any applicable percentage resulting from a decreased rating by the other Rating Agency);

(v)

for so long as only one Rating Agency provides a rating of the Notes, any subsequent increase or decrease in the interest rate of the Notes necessitated by a reduction or increase in the rating by the Rating Agency providing the rating shall be twice the percentage set forth in the applicable table above. For so long as none of Moody’s, S&P or a Substitute Rating Agency provides a rating of the Notes, the interest rate on the Notes will increase to, or remain at, as the case may be, 2.000% above the interest rate payable on the Notes on the date of their initial issuance. If Moody’s or S&P either ceases to rate the Notes for reasons within the Company’s control or ceases to make a rating of the Notes publicly available for reasons within the Company’s control, it will not be entitled to obtain a rating from a Substitute Rating Agency and the increase or decrease in the interest rate of the Notes shall be determined in the manner described above as if either only one or no Rating Agency provides a rating of the Notes;

Exhibit B-7

(vi)

any interest rate increase or decrease described above will take effect from the first day of the interest period commencing after the date on which a rating change occurs that requires an adjustment in the interest rate. As such, interest will not accrue at such increased or decreased rate until the next interest payment date following the date on which the rating change occurs. If Moody’s or S&P (or, in either case, a Substitute Rating Agency therefor) changes its rating of the Notes more than once during any particular interest period, the last change by such Rating Agency will control for purposes of any interest rate increase or decrease with respect to the Notes described above relating to such Rating Agency’s action; and

(vii)

if the interest rate payable on the Notes is increased as described above, the term “interest,” as used with respect to the Notes, will be deemed to include any such additional interest unless the context otherwise requires.

The interest rate and the amount of interest payable on the Notes will be determined and calculated by the Company. For the avoidance of doubt, the Trustee shall have no duty to monitor any ratings of the Notes, or to determine if an adjustment to any interest rate is to be made or what an interest rate should be, or make any other determinations or calculations in respect of any interest amounts due on the Notes.

The Company shall deliver notice of an interest rate adjustment, no later than the first Business Day of the interest period for which such adjusted interest rate shall be effective, to each holder of the Notes and the Trustee.

“Moody’s” means Moody’s Investors Service Inc. and its successors.

“Rating Agency” means (1) each of Moody’s and S&P; and (2) if either of Moody’s or S&P ceases to rate the Notes or fails to make a rating of the Notes publicly available for reasons outside of the Company’s control, a Substitute Rating Agency.

“S&P” means S&P Global Ratings and its successors.

“Substitute Rating Agency” means a “nationally recognized statistical rating organization” within the meaning of Section 3(a)(62) under the Securities Exchange Act of 1934, as amended, selected by the Company (as certified by a resolution of the Company’s board of directors or authorized committee thereof) as a replacement agency for Moody’s or S&P, or both, as the case may be.

7. Sinking Fund. The Company shall have no sinking fund or analogous obligations in respect of the Notes.

8. Discharge and Defeasance. The Notes will be subject to satisfaction, discharge and defeasance as set forth in Section 403 of the Base Indenture.

9. Denominations; Transfers; Exchange. The Notes are in fully registered form, in denominations of $2,000 and integral multiples of $1,000 in excess thereof. A Holder may register transfers of or exchange securities in accordance with the Indenture. No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. Prior

Exhibit B-8

to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Holder in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

10. Events of Default; Remedies. The Events of Default are as set forth in Section 501 of the Base Indenture. If an Event of Default with respect to Notes of this series shall occur and be continuing, the principal of the Notes of this series may be declared due and payable in the manner and with the effect provided in the Base Indenture. Upon a declaration of acceleration of the Notes, the principal of the Notes may be declared due and payable in the manner, and with the effect, provided in the Indenture.

11. Amendments and Waivers. The Indenture permits, with certain exceptions as therein provided, that with the written consent of the Holders of not less than 66 2/3% in principal amount of the Outstanding Securities of each series to be adversely affected thereby, the Company, when authorized by or pursuant to a Board Resolution, and the Trustee may enter into an indenture or indentures thereto to add any provisions or to change or eliminate any provisions of the Indenture or any other indenture supplemental thereto or to modify the rights of the Holders of each such series. The Indenture also provides, with certain exceptions therein provided, that the Holders of not less than a majority in principal amount of the Outstanding Securities of any series may waive on behalf of the Holders of all Securities of such series a past default, or Event of Default arising therefrom, with respect to that series and its consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

12. Obligations Absolute. No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest and Additional Interest, if any, on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

13. No Recourse Against Others. No recourse shall be had for the payment of the principal of, or premium, if any, or interest and Additional Interest, if any, on this Note, or for any claim based hereon or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or of any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

14. Defined Terms. All initially capitalized terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

15. Governing Law. THE INDENTURE AND THE NOTES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

Exhibit B-9

16. Successors and Assigns. All covenants and agreements of the Company in the Indenture and the Notes shall bind its successors and assigns. All agreements of the Trustee in the Indenture shall bind its successor.

17. Authentication. Unless the certificate of authentication hereon has been executed by the Trustee or an Authenticating Agent, by manual, electronic or facsimile signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

18. Abbreviations. Customary abbreviations may be used in the name of a Holder or an assignee, such as TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants-with rights of survivorship and not as tenants in common), CUST (= custodian), and U/G/M/A (= Uniform Gift to Minors Act).

19. CUSIP Numbers. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Notes, and the Trustee may use CUSIP numbers in notices as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice and reliance may be placed only on the other identification numbers placed thereon.

Exhibit B-10

IN WITNESS WHEREOF, the Company has caused this Note to be duly executed.

THE BOEING COMPANY

Dated: , 2024	By:
Name:
Title:

Exhibit B-11

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By:
Name:
Title: Authorized Officer

Dated:      , 2024

********************************

Exhibit B-12

CERTIFICATE TO BE DELIVERED UPON EXCHANGE

OR REGISTRATION OF TRANSFER OF NOTES

This Certificate relates to $       principal amount of Notes held in (check applicable space) ___ book-entry form by       (the “Transferor”).

The Transferor (check one box below):

☐

has requested the Trustee by written order to deliver in exchange for its beneficial interest in the global Security held by the Depositary a Security of authorized denominations in an aggregate principal amount equal to its beneficial interest in such global Security (or the portion thereof indicated above); or

☐	has requested the Trustee by written order to exchange or register the transfer of a Security or Securities.

In connection with any transfer of any of the Notes evidenced by this certificate occurring prior to the expiration of the Restricted Period, the undersigned confirms that such Notes are being transferred in accordance with its terms:

CHECK ONE BOX BELOW

(1)	☐	to the Company or any of its subsidiaries; or

(2)	☐	pursuant to an effective registration statement under the Securities Act of 1933; or

(3)	☐	inside the United States to a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act of 1933) that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that such transfer is being made in reliance on Rule 144A, in each case pursuant to and in compliance with Rule 144A under the Securities Act of 1933; or

(4)	☐	outside the United States in an offshore transaction within the meaning of Regulation S under the Securities Act in compliance with Rule 904 under the Securities Act of 1933; or

(5)	☐	to an institutional accredited investor (within the meaning of Rule 501(a)(1), (2), (3), (7), (8), (9), (12) or (13) under the Securities Act) that is not a qualified institutional buyer and that is purchasing for its own account or for the account of another institutional accredited investor, in each case in a minimum principal amount of notes of $250,000; or

(6)	☐	pursuant to any other available exemption from the registration requirements under the Securities Act of 1933.

Exhibit B-13

Prior to the expiration of the Restricted Period, unless one of the boxes is checked, the Trustee will refuse to register any of the Notes evidenced by this certificate in the name of any Person other than the registered holder thereof; provided, however, that if box (3), (4), (5) or (6) is checked, the Trustee may require, prior to registering any such transfer of the Notes, such legal opinions, certifications and other information satisfactory to the Company and the Trustee to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

[INSERT NAME OF TRANSFEROR]

Dated:

By:

Exhibit B-14

SCHEDULE OF EXCHANGES

The following exchanges of a part of this Note have been made:

Date of Exchange	Amount of decrease in Principal Amount of this Note	Amount of increase in Principal Amount of this Note	Principal Amount of this Note following such decrease (or increase)	Signature of authorized signatory of Trustee

Exhibit B-15

EXHIBIT C

Form of 6.388% Notes due 2031

[Insert Global Notes Legend, if applicable pursuant to the provisions of the Supplemental Indenture]

[Insert Restricted Notes Legend, if applicable pursuant to the provisions of the Supplemental Indenture]

Registered	Principal Amount: $[•]
No. [144A / REGS]-[•]	CUSIP No.: [097023DK8 (Rule 144A)] / [U77434AC9 (REG S)]
ISIN No.: [US09723DK85 (Rule 144A)] / [USU77434AC94 (REG S)]

THE BOEING COMPANY

6.388% Senior Notes due 2031

1. Principal and Interest. THE BOEING COMPANY, a corporation duly organized and existing under the laws of the State of Delaware (herein called the “Company”, which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of [•] MILLION dollars ($[•]) on May 1, 2031 (the “Maturity Date”), unless earlier redeemed, and to pay interest and Additional Interest, if any, as defined in and payable pursuant to Section 2 of the Registration Rights Agreement referred to below, thereon from May 1, 2024, or from the most recent Interest Payment Date to which interest and Additional Interest, if any, has been paid or duly provided for, semi-annually in arrears on May 1 and November 1 in each year (each an “Interest Payment Date”), commencing November 1, 2024 at the rate of 6.388% per annum until the principal hereof is paid or made available for payment. Interest and Additional Interest, if any, will be computed on the basis of a 360 day year of twelve 30 day months. The interest and Additional Interest, if any, so payable, and punctually paid or duly provided for, on any Interest Payment Date and on the Maturity Date will, as provided in such Indenture, be paid to the Holder in whose name this Note (or one or more predecessor notes) is registered at the close of business on April 16 or October 17 (each “Regular Record Date”), as the case may be, immediately preceding such Interest Payment Date or the Maturity Date, as applicable. Any such interest and Additional Interest, if any, not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Holder in whose name this Note (or one or more predecessor notes) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee under the Indenture, notice whereof shall be given to Holders of Notes of this series not less than 10 days prior to such Special Record Date, or be paid on a specified date in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Exhibit C-1

Interest and Additional Interest, if any, payable on this Note on any Interest Payment Date and on the Maturity Date, as the case may be, will be the amount of interest and Additional Interest, if any, accrued from and including the immediately preceding Interest Payment Date (or from and including May 1, 2024, in the case of the initial Interest Payment Date) to but excluding the applicable Interest Payment Date or the Maturity Date, as the case may be. If an Interest Payment Date or the Maturity Date falls on a day that is not a Business Day, the payment will be made on the next Business Day as if it were made on the date the payment was due, and no interest and Additional Interest, if any, will accrue on the amount so payable for the period from and after that Interest Payment Date or the Maturity Date, as the case may be. A “Business Day” means any day which is not a Saturday or Sunday or any day on which banking institutions are authorized or obligated by applicable law or regulation to close in the place in which payment on the Notes is required, as the case may be.

The principal of this Note payable on the Maturity Date will be paid against presentation and surrender of this Note at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, the City of New York.

2. Indenture. This Note is one of a duly authorized series of Securities of the Company (herein called the “Notes”), issued and to be issued in one or more series under an indenture, dated as of February 1, 2003 (herein called the “Base Indenture”), as supplemented by a first supplemental indenture, dated as of May 1, 2024 (herein called the “First Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), in each case between the Company, as issuer, and The Bank of New York Mellon Trust Company, N.A., as successor trustee to JPMorgan Chase Bank (in such capacity, the “Trustee”), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Notes and of the terms upon which the Notes are, and are to be, authenticated and delivered.

This Note is one of the series designated as the 6.388% Senior Notes due 2031 of the Company, which series is initially limited to $1,000,000,000 in aggregate principal amount. The Company may issue additional notes of the same series. The Notes are unsecured obligations of the Company and rank pari passu with all unsecured and unsubordinated obligations of the Company.

3. Method of Payment. Payment of the principal of, premium, if any, and interest and Additional Interest, if any, on the Notes shall be payable at the office or agency of the Company to be maintained in the Borough of Manhattan, the City of New York; provided, however, that such payments may be made, at the option of the Company, by check mailed to the address of the person entitled thereto as of the Regular Record Date and as shown on the Security Register. Such payments shall be payable in Dollars.

4. Registrar and Paying Agent. The Security Registrar and Paying Agent shall be initially the Trustee.

Exhibit C-2

5. Optional Redemption. At any time and from time to time prior to the Par Call Date, the Notes will be redeemable in whole or in part, at the Company’s option, for cash, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of

•

the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date (assuming the Notes matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 30 basis points, less (b) interest accrued to the redemption date, and

•	100% of the aggregate principal amount of the Notes to be redeemed;

plus, in either case, accrued and unpaid interest, if any, on the principal amount of the Notes to be redeemed to, but excluding, such redemption date.

At any time and from time to time on or after, the Par Call Date, the series will be redeemable at the Company’s option, in whole or in part, at a redemption price equal to 100% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest thereon to, but excluding, the redemption date.

“Par Call Date” means, March 1, 2031 (two months prior to the Maturity Date of the Notes).

“Treasury Rate” means, with respect to any redemption date, the yield determined by the Company in accordance with the following two paragraphs.

The Treasury Rate shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third business day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily)—H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, the Company shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to the Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields – one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life – and shall interpolate to the Par Call Date, on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date.

Exhibit C-3

If on the third business day preceding the redemption date H.15 TCM or any successor designation or publication is no longer published, the Company shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second business day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date. If there is no United States Treasury security maturing on the Par Call Date, but there are two or more United States Treasury securities with a maturity date equally distant from the Par Call Date, one with a maturity date preceding the Par Call Date, and one with a maturity date following the Par Call Date, the Company shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

Notice of any redemption shall be mailed or electronically delivered (or otherwise transmitted in accordance with the Depositary’s procedures), at least 10 days but not more than 60 days before the redemption date, to each holder of the Notes to be redeemed. Notice of any redemption of Notes may, at the Company’s discretion, be given subject to one or more conditions precedent, including, but not limited to, completion of a corporate transaction that is pending (such as an equity or equity-linked offering, an incurrence of indebtedness or an acquisition or other strategic transaction involving a change of control in the Company or another entity). If such redemption is subject to satisfaction of one or more conditions precedent, such notice shall describe each such condition, and such notice may be rescinded in the event that any or all such conditions shall not have been satisfied or otherwise waived on or prior to the Business Day immediately preceding the relevant redemption date.

The Company shall notify Holders of any such rescission as soon as practicable after the Company determine that such conditions precedent will not be able to be satisfied or the Company is not able or willing to waive such conditions precedent, in each case subject to policies and procedures of the Depositary. The Company shall provide written notice to the Trustee prior to the close of business on the Business Day prior to the relevant redemption date if any such redemption has been rescinded or delayed, and upon receipt of such notice the Trustee shall provide such notice to each Holder of the Notes in the same manner in which the notice of redemption was given. Once notice of redemption is mailed or sent, subject to the satisfaction of any conditions precedent provided in the notice of redemption, the notes called for redemption will become due and payable on the redemption date and at the applicable redemption price determined as set forth herein.

Unless the Company defaults in payment of the redemption price, on and after the redemption date, interest will cease to accrue on the Notes or portions thereof called for redemption and all rights under such notes will terminate. On or prior to any redemption date, the Company is required to deposit with a paying agent funds sufficient to pay the redemption price of and accrued and unpaid interest on the Notes to be redeemed on such date. The notice of redemption need not set forth the redemption price but only the manner of calculation thereof as described above.

Exhibit C-4

If less than all of the Notes are to be redeemed, the Notes or portions of the Notes to be redeemed shall be selected, if the Notes are in definitive form, the Notes for redemption will be made by lot and for so long as the notes are held by DTC (or another Depositary), the redemption of such Notes shall be done, in accordance with the customary policies and procedures of the Depositary, which may be made on a pro rata pass-through distribution of principal basis. Such Notes may be selected in amounts of $2,000 and integral multiples of $1,000 in excess thereof (provided that the unredeemed portion of any Note to be redeemed in part will not be less than $2,000), and the Trustee shall thereafter promptly notify the Company in writing of the numbers of Notes to be redeemed, in whole or in part.

Notwithstanding the foregoing, installments of interest on the Notes that are due and payable on Interest Payment Dates falling on or prior to a redemption date will be payable on the Interest Payment Date to the Holders of the Notes as of the close of business on the Regular Record Date applicable to such Interest Payment Date according to the Notes and the Indenture.

6. Interest Rate Adjustment Based on Certain Rating Events.

The interest rate payable on the Notes will be subject to adjustment from time to time if either Moody’s or S&P (or, in either case, a Substitute Rating Agency) downgrades (or subsequently upgrades) its rating assigned to the Notes, as set forth below.

If the rating from Moody’s (or any Substitute Rating Agency therefor) of the Notes is decreased to a rating set forth in the immediately following table, the interest rate on the Notes shall increase such that it shall equal the interest rate payable on the Notes on the date of their initial issuance plus the percentage set forth opposite the ratings from the table below, plus any applicable percentage from the immediately following paragraph.

Moody’s Rating*	Percentage interest rate increase on the Notes
Ba1	0.250%
Ba2	0.500%
Ba3	0.750%
B1 or below	1.000%

*	Including the equivalent ratings, in either case of any Substitute Rating Agency or under any successor rating categories of Moody’s.

In addition, if the rating from S&P (or any substitute rating agency therefor) of the Notes is decreased to a rating set forth in the immediately following table, the interest rate on the Notes shall increase such that it shall equal the interest rate payable on the Notes on the date of their initial issuance, plus the percentage set forth opposite the ratings from the table below, plus any applicable percentage from the immediately preceding paragraph.

Exhibit C-5

S&P Rating*	Percentage interest rate increase on the Notes
BB+	0.250%
BB	0.500%
BB-	0.750%
B+ or below	1.000%

*	Including the equivalent ratings, in either case of any Substitute Rating Agency or under any successor rating categories of S&P.

For purposes of making adjustments to the interest rate on the Notes, the following rules of interpretation will apply:

(i)

if at any time the interest rate on the Notes has been adjusted upward and either Moody’s or S&P (or, in either case, a Substitute Rating Agency therefor), as the case may be, subsequently increases its rating of the Notes to any of the threshold ratings set forth above, the interest rate on the Notes will be decreased such that the interest rate for the Notes equals the interest rate payable on the Notes on the date of their initial issuance plus the percentages set forth opposite the ratings from the tables above in effect immediately following the increase in rating. If Moody’s (or any Substitute Rating Agency therefor) subsequently increases its rating of the Notes to Baa3 or higher (or its respective equivalent, in either case of any Substitute Rating Agency or under any successor rating categories of Moody’s), and S&P (or any Substitute Rating Agency therefor) increases its rating to BBB- or higher (or its respective equivalent, in either case of any Substitute Rating Agency or under any successor rating categories of S&P), the interest rate on the Notes will be decreased to the interest rate payable on the Notes on the date of their initial issuance;

(ii)

interest rates on the Notes will permanently cease to be subject to any adjustment described above (notwithstanding any subsequent downgrade in the ratings by either or both rating agencies) if the Notes become rated Baa1 and BBB+ (or the equivalent of either such rating, in the case of a Substitute Rating Agency) or higher by Moody’s and S&P (or, in either case, a Substitute Rating Agency therefor), respectively (or one of these ratings if the Notes are only rated by one Rating Agency (as defined below)), and thereafter the initial interest rates on the Notes shall apply until maturity;

(iii)

each adjustment required by any decrease or increase in a rating set forth above (or an equivalent rating, in either case of any Substitute Rating Agency or under any successor rating categories of Moody’s or S&P, as the case may be), whether occasioned by the action of Moody’s or S&P (or, in either case, a Substitute Rating Agency therefor), shall be made independent of any and all other adjustments; provided, however, in no event shall (1) the interest rate for the Notes be reduced to below the interest rate payable on the Notes on the date of their initial issuance or (2) the total increase in the interest rate on the Notes exceed 2.000% above the interest rate payable on the Notes on the date of their initial issuance. For the avoidance of doubt, any increases to the interest rate on the Notes as a result of the provisions described in this paragraph 6 shall be in addition to Additional Interest applicable to the Notes as a result of the provisions set forth in the Registration Rights Agreement;

Exhibit C-6

(iv)

except as provided in this clause (iv) and clause (v) below, no adjustments in the interest rate of the Notes shall be made solely as a result of a Rating Agency ceasing to provide a rating of the Notes. If at any time fewer than two Rating Agencies provide a rating of the Notes for any reason beyond the Company’s control, the Company will use its commercially reasonable efforts to obtain a rating of the Notes from a Substitute Rating Agency, to the extent one exists, and if a Substitute Rating Agency exists, for purposes of determining any increase or decrease in the interest rate on the Notes pursuant to the tables above:

A. such Substitute Rating Agency will be substituted for the last Rating Agency to provide a rating of the Notes, but which has since ceased to provide such rating;

B. the relative rating scale used by such Substitute Rating Agency to assign ratings to senior unsecured debt shall be determined in good faith by an independent investment banking institution of national standing appointed by the Company and, for purposes of determining the applicable ratings included in the applicable table above with respect to such Substitute Rating Agency, such ratings will be deemed to be the equivalent ratings used by Moody’s or S&P, as applicable, in such table; and

C. the interest rate on the Notes will increase or decrease, as the case may be, such that the interest rate equals the interest rate payable on the Notes on the date of their initial issuance plus the appropriate percentage, if any, set forth opposite the rating from such Substitute Rating Agency in the applicable table above (taking into account the provisions of subclause (B) above) (plus any applicable percentage resulting from a decreased rating by the other Rating Agency);

(v)

for so long as only one Rating Agency provides a rating of the Notes, any subsequent increase or decrease in the interest rate of the Notes necessitated by a reduction or increase in the rating by the Rating Agency providing the rating shall be twice the percentage set forth in the applicable table above. For so long as none of Moody’s, S&P or a Substitute Rating Agency provides a rating of the Notes, the interest rate on the Notes will increase to, or remain at, as the case may be, 2.000% above the interest rate payable on the Notes on the date of their initial issuance. If Moody’s or S&P either ceases to rate the Notes for reasons within the Company’s control or ceases to make a rating of the Notes publicly available for reasons within the Company’s control, it will not be entitled to obtain a rating from a Substitute Rating Agency and the increase or decrease in the interest rate of the Notes shall be determined in the manner described above as if either only one or no Rating Agency provides a rating of the Notes;

Exhibit C-7

(vi)

any interest rate increase or decrease described above will take effect from the first day of the interest period commencing after the date on which a rating change occurs that requires an adjustment in the interest rate. As such, interest will not accrue at such increased or decreased rate until the next interest payment date following the date on which the rating change occurs. If Moody’s or S&P (or, in either case, a Substitute Rating Agency therefor) changes its rating of the Notes more than once during any particular interest period, the last change by such Rating Agency will control for purposes of any interest rate increase or decrease with respect to the Notes described above relating to such Rating Agency’s action; and

(vii)

if the interest rate payable on the Notes is increased as described above, the term “interest,” as used with respect to the Notes, will be deemed to include any such additional interest unless the context otherwise requires.

The interest rate and the amount of interest payable on the Notes will be determined and calculated by the Company. For the avoidance of doubt, the Trustee shall have no duty to monitor any ratings of the Notes, or to determine if an adjustment to any interest rate is to be made or what an interest rate should be, or make any other determinations or calculations in respect of any interest amounts due on the Notes.

The Company shall deliver notice of an interest rate adjustment, no later than the first Business Day of the interest period for which such adjusted interest rate shall be effective, to each holder of the Notes and the Trustee.

“Moody’s” means Moody’s Investors Service Inc. and its successors.

“Rating Agency” means (1) each of Moody’s and S&P; and (2) if either of Moody’s or S&P ceases to rate the Notes or fails to make a rating of the Notes publicly available for reasons outside of the Company’s control, a Substitute Rating Agency.

“S&P” means S&P Global Ratings and its successors.

“Substitute Rating Agency” means a “nationally recognized statistical rating organization” within the meaning of Section 3(a)(62) under the Securities Exchange Act of 1934, as amended, selected by the Company (as certified by a resolution of the Company’s board of directors or authorized committee thereof) as a replacement agency for Moody’s or S&P, or both, as the case may be.

7. Sinking Fund. The Company shall have no sinking fund or analogous obligations in respect of the Notes.

8. Discharge and Defeasance. The Notes will be subject to satisfaction, discharge and defeasance as set forth in Section 403 of the Base Indenture.

9. Denominations; Transfers; Exchange. The Notes are in fully registered form, in denominations of $2,000 and integral multiples of $1,000 in excess thereof. A Holder may register transfers of or exchange securities in accordance with the Indenture. No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Holder in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

Exhibit C-8

10. Events of Default; Remedies. The Events of Default are as set forth in Section 501 of the Base Indenture. If an Event of Default with respect to Notes of this series shall occur and be continuing, the principal of the Notes of this series may be declared due and payable in the manner and with the effect provided in the Base Indenture. Upon a declaration of acceleration of the Notes, the principal of the Notes may be declared due and payable in the manner, and with the effect, provided in the Indenture.

11. Amendments and Waivers. The Indenture permits, with certain exceptions as therein provided, that with the written consent of the Holders of not less than 66 2/3% in principal amount of the Outstanding Securities of each series to be adversely affected thereby, the Company, when authorized by or pursuant to a Board Resolution, and the Trustee may enter into an indenture or indentures thereto to add any provisions or to change or eliminate any provisions of the Indenture or any other indenture supplemental thereto or to modify the rights of the Holders of each such series. The Indenture also provides, with certain exceptions therein provided, that the Holders of not less than a majority in principal amount of the Outstanding Securities of any series may waive on behalf of the Holders of all Securities of such series a past default, or Event of Default arising therefrom, with respect to that series and its consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

12. Obligations Absolute. No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest and Additional Interest, if any, on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

13. No Recourse Against Others. No recourse shall be had for the payment of the principal of, or premium, if any, or interest and Additional Interest, if any, on this Note, or for any claim based hereon or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or of any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

14. Defined Terms. All initially capitalized terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

15. Governing Law. THE INDENTURE AND THE NOTES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

Exhibit C-9

16. Successors and Assigns. All covenants and agreements of the Company in the Indenture and the Notes shall bind its successors and assigns. All agreements of the Trustee in the Indenture shall bind its successor.

17. Authentication. Unless the certificate of authentication hereon has been executed by the Trustee or an Authenticating Agent, by manual, electronic or facsimile signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

18. Abbreviations. Customary abbreviations may be used in the name of a Holder or an assignee, such as TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants-with rights of survivorship and not as tenants in common), CUST (= custodian), and U/G/M/A (= Uniform Gift to Minors Act).

19. CUSIP Numbers. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Notes, and the Trustee may use CUSIP numbers in notices as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice and reliance may be placed only on the other identification numbers placed thereon.

Exhibit C-10

IN WITNESS WHEREOF, the Company has caused this Note to be duly executed.

THE BOEING COMPANY
Dated: , 2024	By:
Name:
Title:

Exhibit C-11

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee
By:
Name:
Title: Authorized Officer

Dated:        , 2024

********************************

Exhibit C-12

CERTIFICATE TO BE DELIVERED UPON EXCHANGE

OR REGISTRATION OF TRANSFER OF NOTES

This Certificate relates to $      principal amount of Notes held in (check applicable space) ___ book-entry form by         (the “Transferor”).

The Transferor (check one box below):

☐

has requested the Trustee by written order to deliver in exchange for its beneficial interest in the global Security held by the Depositary a Security of authorized denominations in an aggregate principal amount equal to its beneficial interest in such global Security (or the portion thereof indicated above); or

☐	has requested the Trustee by written order to exchange or register the transfer of a Security or Securities.

In connection with any transfer of any of the Notes evidenced by this certificate occurring prior to the expiration of the Restricted Period, the undersigned confirms that such Notes are being transferred in accordance with its terms:

CHECK ONE BOX BELOW

(1)	☐	to the Company or any of its subsidiaries; or

(2)	☐	pursuant to an effective registration statement under the Securities Act of 1933; or

(3)	☐	inside the United States to a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act of 1933) that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that such transfer is being made in reliance on Rule 144A, in each case pursuant to and in compliance with Rule 144A under the Securities Act of 1933; or

(4)	☐	outside the United States in an offshore transaction within the meaning of Regulation S under the Securities Act in compliance with Rule 904 under the Securities Act of 1933; or

(5)	☐	to an institutional accredited investor (within the meaning of Rule 501(a)(1), (2), (3), (7), (8), (9), (12) or (13) under the Securities Act) that is not a qualified institutional buyer and that is purchasing for its own account or for the account of another institutional accredited investor, in each case in a minimum principal amount of notes of $250,000; or

(6)	☐	pursuant to any other available exemption from the registration requirements under the Securities Act of 1933.

Exhibit C-13

Prior to the expiration of the Restricted Period, unless one of the boxes is checked, the Trustee will refuse to register any of the Notes evidenced by this certificate in the name of any Person other than the registered holder thereof; provided, however, that if box (3), (4), (5) or (6) is checked, the Trustee may require, prior to registering any such transfer of the Notes, such legal opinions, certifications and other information satisfactory to the Company and the Trustee to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

[INSERT NAME OF TRANSFEROR]

Dated:

By:

Exhibit C-14

SCHEDULE OF EXCHANGES

The following exchanges of a part of this Note have been made:

Date of Exchange	Amount of decrease in Principal Amount of this Note	Amount of increase in Principal Amount of this Note	Principal Amount of this Note following such decrease (or increase)	Signature of authorized signatory of Trustee

Exhibit C-15

EXHIBIT D

Form of 6.528% Notes due 2034

[Insert Global Notes Legend, if applicable pursuant to the provisions of the Supplemental Indenture]

[Insert Restricted Notes Legend, if applicable pursuant to the provisions of the Supplemental Indenture]

Registered	Principal Amount: $[•]
No. [144A / REGS]-[•]	CUSIP No.: [097023DL6 (Rule 144A)] / [U77434AD7 (REG S)]
ISIN No.: [US097023DL68 (Rule 144A)] / [USU77434AD77 (REG S)]

THE BOEING COMPANY

6.528% Senior Notes due 2034

1. Principal and Interest. THE BOEING COMPANY, a corporation duly organized and existing under the laws of the State of Delaware (herein called the “Company”, which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of [•] MILLION dollars ($[•]) on May 1, 2034 (the “Maturity Date”), unless earlier redeemed, and to pay interest and Additional Interest, if any, as defined in and payable pursuant to Section 2 of the Registration Rights Agreement referred to below, thereon from May 1, 2024, or from the most recent Interest Payment Date to which interest and Additional Interest, if any, has been paid or duly provided for, semi-annually in arrears on May 1 and November 1 in each year (each an “Interest Payment Date”), commencing November 1, 2024 at the rate of 6.528% per annum until the principal hereof is paid or made available for payment. Interest and Additional Interest, if any, will be computed on the basis of a 360 day year of twelve 30 day months. The interest and Additional Interest, if any, so payable, and punctually paid or duly provided for, on any Interest Payment Date and on the Maturity Date will, as provided in such Indenture, be paid to the Holder in whose name this Note (or one or more predecessor notes) is registered at the close of business on April 16 or October 17 (each “Regular Record Date”), as the case may be, immediately preceding such Interest Payment Date or the Maturity Date, as applicable. Any such interest and Additional Interest, if any, not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Holder in whose name this Note (or one or more predecessor notes) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee under the Indenture, notice whereof shall be given to Holders of Notes of this series not less than 10 days prior to such Special Record Date, or be paid on a specified date in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Exhibit D-1

Interest and Additional Interest, if any, payable on this Note on any Interest Payment Date and on the Maturity Date, as the case may be, will be the amount of interest and Additional Interest, if any, accrued from and including the immediately preceding Interest Payment Date (or from and including May 1, 2024, in the case of the initial Interest Payment Date) to but excluding the applicable Interest Payment Date or the Maturity Date, as the case may be. If an Interest Payment Date or the Maturity Date falls on a day that is not a Business Day, the payment will be made on the next Business Day as if it were made on the date the payment was due, and no interest and Additional Interest, if any, will accrue on the amount so payable for the period from and after that Interest Payment Date or the Maturity Date, as the case may be. A “Business Day” means any day which is not a Saturday or Sunday or any day on which banking institutions are authorized or obligated by applicable law or regulation to close in the place in which payment on the Notes is required, as the case may be.

The principal of this Note payable on the Maturity Date will be paid against presentation and surrender of this Note at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, the City of New York.

2. Indenture. This Note is one of a duly authorized series of Securities of the Company (herein called the “Notes”), issued and to be issued in one or more series under an indenture, dated as of February 1, 2003 (herein called the “Base Indenture”), as supplemented by a first supplemental indenture, dated as of May 1, 2024 (herein called the “First Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), in each case between the Company, as issuer, and The Bank of New York Mellon Trust Company, N.A., as successor trustee to JPMorgan Chase Bank (in such capacity, the “Trustee”), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Notes and of the terms upon which the Notes are, and are to be, authenticated and delivered.

This Note is one of the series designated as the 6.528% Senior Notes due 2034 of the Company, which series is initially limited to $2,500,000,000 in aggregate principal amount. The Company may issue additional notes of the same series. The Notes are unsecured obligations of the Company and rank pari passu with all unsecured and unsubordinated obligations of the Company.

3. Method of Payment. Payment of the principal of, premium, if any, and interest and Additional Interest, if any, on the Notes shall be payable at the office or agency of the Company to be maintained in the Borough of Manhattan, the City of New York; provided, however, that such payments may be made, at the option of the Company, by check mailed to the address of the person entitled thereto as of the Regular Record Date and as shown on the Security Register. Such payments shall be payable in Dollars.

4. Registrar and Paying Agent. The Security Registrar and Paying Agent shall be initially the Trustee.

5. Optional Redemption. At any time and from time to time prior to the Par Call Date, the Notes will be redeemable in whole or in part, at the Company’s option, for cash, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of

Exhibit D-2

•

the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date (assuming the Notes matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 30 basis points, less (b) interest accrued to the redemption date, and

•	100% of the aggregate principal amount of the Notes to be redeemed;

plus, in either case, accrued and unpaid interest, if any, on the principal amount of the Notes to be redeemed to, but excluding, such redemption date.

At any time and from time to time on or after, the Par Call Date, the series will be redeemable at the Company’s option, in whole or in part, at a redemption price equal to 100% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest thereon to, but excluding, the redemption date.

“Par Call Date” means, February 1, 2034 (three months prior to the Maturity Date of the Notes).

“Treasury Rate” means, with respect to any redemption date, the yield determined by the Company in accordance with the following two paragraphs.

The Treasury Rate shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third business day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily)—H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, the Company shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to the Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields – one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life – and shall interpolate to the Par Call Date, on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date.

Exhibit D-3

If on the third business day preceding the redemption date H.15 TCM or any successor designation or publication is no longer published, the Company shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second business day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date. If there is no United States Treasury security maturing on the Par Call Date, but there are two or more United States Treasury securities with a maturity date equally distant from the Par Call Date, one with a maturity date preceding the Par Call Date, and one with a maturity date following the Par Call Date, the Company shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

Notice of any redemption shall be mailed or electronically delivered (or otherwise transmitted in accordance with the Depositary’s procedures), at least 10 days but not more than 60 days before the redemption date, to each holder of the Notes to be redeemed. Notice of any redemption of Notes may, at the Company’s discretion, be given subject to one or more conditions precedent, including, but not limited to, completion of a corporate transaction that is pending (such as an equity or equity-linked offering, an incurrence of indebtedness or an acquisition or other strategic transaction involving a change of control in the Company or another entity). If such redemption is subject to satisfaction of one or more conditions precedent, such notice shall describe each such condition, and such notice may be rescinded in the event that any or all such conditions shall not have been satisfied or otherwise waived on or prior to the Business Day immediately preceding the relevant redemption date.

The Company shall notify Holders of any such rescission as soon as practicable after the Company determine that such conditions precedent will not be able to be satisfied or the Company is not able or willing to waive such conditions precedent, in each case subject to policies and procedures of the Depositary. The Company shall provide written notice to the Trustee prior to the close of business on the Business Day prior to the relevant redemption date if any such redemption has been rescinded or delayed, and upon receipt of such notice the Trustee shall provide such notice to each Holder of the Notes in the same manner in which the notice of redemption was given. Once notice of redemption is mailed or sent, subject to the satisfaction of any conditions precedent provided in the notice of redemption, the notes called for redemption will become due and payable on the redemption date and at the applicable redemption price determined as set forth herein.

Unless the Company defaults in payment of the redemption price, on and after the redemption date, interest will cease to accrue on the Notes or portions thereof called for redemption and all rights under such notes will terminate. On or prior to any redemption date, the Company is required to deposit with a paying agent funds sufficient to pay the redemption price of and accrued and unpaid interest on the Notes to be redeemed on such date. The notice of redemption need not set forth the redemption price but only the manner of calculation thereof as described above.

Exhibit D-4

If less than all of the Notes are to be redeemed, the Notes or portions of the Notes to be redeemed shall be selected, if the Notes are in definitive form, the Notes for redemption will be made by lot and for so long as the notes are held by DTC (or another Depositary), the redemption of such Notes shall be done, in accordance with the customary policies and procedures of the Depositary, which may be made on a pro rata pass-through distribution of principal basis. Such Notes may be selected in amounts of $2,000 and integral multiples of $1,000 in excess thereof (provided that the unredeemed portion of any Note to be redeemed in part will not be less than $2,000), and the Trustee shall thereafter promptly notify the Company in writing of the numbers of Notes to be redeemed, in whole or in part.

Notwithstanding the foregoing, installments of interest on the Notes that are due and payable on Interest Payment Dates falling on or prior to a redemption date will be payable on the Interest Payment Date to the Holders of the Notes as of the close of business on the Regular Record Date applicable to such Interest Payment Date according to the Notes and the Indenture.

6. Interest Rate Adjustment Based on Certain Rating Events.

The interest rate payable on the Notes will be subject to adjustment from time to time if either Moody’s or S&P (or, in either case, a Substitute Rating Agency) downgrades (or subsequently upgrades) its rating assigned to the Notes, as set forth below.

If the rating from Moody’s (or any Substitute Rating Agency therefor) of the Notes is decreased to a rating set forth in the immediately following table, the interest rate on the Notes shall increase such that it shall equal the interest rate payable on the Notes on the date of their initial issuance plus the percentage set forth opposite the ratings from the table below, plus any applicable percentage from the immediately following paragraph.

Moody’s Rating*	Percentage interest rate increase on the Notes
Ba1	0.250%
Ba2	0.500%
Ba3	0.750%
B1 or below	1.000%

*	Including the equivalent ratings, in either case of any Substitute Rating Agency or under any successor rating categories of Moody’s.

In addition, if the rating from S&P (or any substitute rating agency therefor) of the Notes is decreased to a rating set forth in the immediately following table, the interest rate on the Notes shall increase such that it shall equal the interest rate payable on the Notes on the date of their initial issuance, plus the percentage set forth opposite the ratings from the table below, plus any applicable percentage from the immediately preceding paragraph.

Exhibit D-5

S&P Rating*	Percentage interest rate increase on the Notes
BB+	0.250%
BB	0.500%
BB-	0.750%
B+ or below	1.000%

*	Including the equivalent ratings, in either case of any Substitute Rating Agency or under any successor rating categories of S&P.

For purposes of making adjustments to the interest rate on the Notes, the following rules of interpretation will apply:

(i)

if at any time the interest rate on the Notes has been adjusted upward and either Moody’s or S&P (or, in either case, a Substitute Rating Agency therefor), as the case may be, subsequently increases its rating of the Notes to any of the threshold ratings set forth above, the interest rate on the Notes will be decreased such that the interest rate for the Notes equals the interest rate payable on the Notes on the date of their initial issuance plus the percentages set forth opposite the ratings from the tables above in effect immediately following the increase in rating. If Moody’s (or any Substitute Rating Agency therefor) subsequently increases its rating of the Notes to Baa3 or higher (or its respective equivalent, in either case of any Substitute Rating Agency or under any successor rating categories of Moody’s), and S&P (or any Substitute Rating Agency therefor) increases its rating to BBB- or higher (or its respective equivalent, in either case of any Substitute Rating Agency or under any successor rating categories of S&P), the interest rate on the Notes will be decreased to the interest rate payable on the Notes on the date of their initial issuance;

(ii)

interest rates on the Notes will permanently cease to be subject to any adjustment described above (notwithstanding any subsequent downgrade in the ratings by either or both rating agencies) if the Notes become rated Baa1 and BBB+ (or the equivalent of either such rating, in the case of a Substitute Rating Agency) or higher by Moody’s and S&P (or, in either case, a Substitute Rating Agency therefor), respectively (or one of these ratings if the Notes are only rated by one Rating Agency (as defined below)), and thereafter the initial interest rates on the Notes shall apply until maturity;

(iii)

each adjustment required by any decrease or increase in a rating set forth above (or an equivalent rating, in either case of any Substitute Rating Agency or under any successor rating categories of Moody’s or S&P, as the case may be), whether occasioned by the action of Moody’s or S&P (or, in either case, a Substitute Rating Agency therefor), shall be made independent of any and all other adjustments; provided, however, in no event shall (1) the interest rate for the Notes be reduced to below the interest rate payable on the Notes on the date of their initial issuance or (2) the total increase in the interest rate on the Notes exceed 2.000% above the interest rate payable on the Notes on the date of their initial issuance. For the avoidance of doubt, any increases to the interest rate on the Notes as a result of the provisions described in this paragraph 6 shall be in addition to Additional Interest applicable to the Notes as a result of the provisions set forth in the Registration Rights Agreement;

Exhibit D-6

(iv)

except as provided in this clause (iv) and clause (v) below, no adjustments in the interest rate of the Notes shall be made solely as a result of a Rating Agency ceasing to provide a rating of the Notes. If at any time fewer than two Rating Agencies provide a rating of the Notes for any reason beyond the Company’s control, the Company will use its commercially reasonable efforts to obtain a rating of the Notes from a Substitute Rating Agency, to the extent one exists, and if a Substitute Rating Agency exists, for purposes of determining any increase or decrease in the interest rate on the Notes pursuant to the tables above:

A. such Substitute Rating Agency will be substituted for the last Rating Agency to provide a rating of the Notes, but which has since ceased to provide such rating;

B. the relative rating scale used by such Substitute Rating Agency to assign ratings to senior unsecured debt shall be determined in good faith by an independent investment banking institution of national standing appointed by the Company and, for purposes of determining the applicable ratings included in the applicable table above with respect to such Substitute Rating Agency, such ratings will be deemed to be the equivalent ratings used by Moody’s or S&P, as applicable, in such table; and

C. the interest rate on the Notes will increase or decrease, as the case may be, such that the interest rate equals the interest rate payable on the Notes on the date of their initial issuance plus the appropriate percentage, if any, set forth opposite the rating from such Substitute Rating Agency in the applicable table above (taking into account the provisions of subclause (B) above) (plus any applicable percentage resulting from a decreased rating by the other Rating Agency);

(v)

for so long as only one Rating Agency provides a rating of the Notes, any subsequent increase or decrease in the interest rate of the Notes necessitated by a reduction or increase in the rating by the Rating Agency providing the rating shall be twice the percentage set forth in the applicable table above. For so long as none of Moody’s, S&P or a Substitute Rating Agency provides a rating of the Notes, the interest rate on the Notes will increase to, or remain at, as the case may be, 2.000% above the interest rate payable on the Notes on the date of their initial issuance. If Moody’s or S&P either ceases to rate the Notes for reasons within the Company’s control or ceases to make a rating of the Notes publicly available for reasons within the Company’s control, it will not be entitled to obtain a rating from a Substitute Rating Agency and the increase or decrease in the interest rate of the Notes shall be determined in the manner described above as if either only one or no Rating Agency provides a rating of the Notes;

Exhibit D-7

(vi)

any interest rate increase or decrease described above will take effect from the first day of the interest period commencing after the date on which a rating change occurs that requires an adjustment in the interest rate. As such, interest will not accrue at such increased or decreased rate until the next interest payment date following the date on which the rating change occurs. If Moody’s or S&P (or, in either case, a Substitute Rating Agency therefor) changes its rating of the Notes more than once during any particular interest period, the last change by such Rating Agency will control for purposes of any interest rate increase or decrease with respect to the Notes described above relating to such Rating Agency’s action; and

(vii)

if the interest rate payable on the Notes is increased as described above, the term “interest,” as used with respect to the Notes, will be deemed to include any such additional interest unless the context otherwise requires.

The interest rate and the amount of interest payable on the Notes will be determined and calculated by the Company. For the avoidance of doubt, the Trustee shall have no duty to monitor any ratings of the Notes, or to determine if an adjustment to any interest rate is to be made or what an interest rate should be, or make any other determinations or calculations in respect of any interest amounts due on the Notes.

The Company shall deliver notice of an interest rate adjustment, no later than the first Business Day of the interest period for which such adjusted interest rate shall be effective, to each holder of the Notes and the Trustee.

“Moody’s” means Moody’s Investors Service Inc. and its successors.

“Rating Agency” means (1) each of Moody’s and S&P; and (2) if either of Moody’s or S&P ceases to rate the Notes or fails to make a rating of the Notes publicly available for reasons outside of the Company’s control, a Substitute Rating Agency.

“S&P” means S&P Global Ratings and its successors.

“Substitute Rating Agency” means a “nationally recognized statistical rating organization” within the meaning of Section 3(a)(62) under the Securities Exchange Act of 1934, as amended, selected by the Company (as certified by a resolution of the Company’s board of directors or authorized committee thereof) as a replacement agency for Moody’s or S&P, or both, as the case may be.

7. Sinking Fund. The Company shall have no sinking fund or analogous obligations in respect of the Notes.

8. Discharge and Defeasance. The Notes will be subject to satisfaction, discharge and defeasance as set forth in Section 403 of the Base Indenture.

Exhibit D-8

9. Denominations; Transfers; Exchange. The Notes are in fully registered form, in denominations of $2,000 and integral multiples of $1,000 in excess thereof. A Holder may register transfers of or exchange securities in accordance with the Indenture. No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Holder in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

10. Events of Default; Remedies. The Events of Default are as set forth in Section 501 of the Base Indenture. If an Event of Default with respect to Notes of this series shall occur and be continuing, the principal of the Notes of this series may be declared due and payable in the manner and with the effect provided in the Base Indenture. Upon a declaration of acceleration of the Notes, the principal of the Notes may be declared due and payable in the manner, and with the effect, provided in the Indenture.

11. Amendments and Waivers. The Indenture permits, with certain exceptions as therein provided, that with the written consent of the Holders of not less than 66 2/3% in principal amount of the Outstanding Securities of each series to be adversely affected thereby, the Company, when authorized by or pursuant to a Board Resolution, and the Trustee may enter into an indenture or indentures thereto to add any provisions or to change or eliminate any provisions of the Indenture or any other indenture supplemental thereto or to modify the rights of the Holders of each such series. The Indenture also provides, with certain exceptions therein provided, that the Holders of not less than a majority in principal amount of the Outstanding Securities of any series may waive on behalf of the Holders of all Securities of such series a past default, or Event of Default arising therefrom, with respect to that series and its consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

12. Obligations Absolute. No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest and Additional Interest, if any, on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

13. No Recourse Against Others. No recourse shall be had for the payment of the principal of, or premium, if any, or interest and Additional Interest, if any, on this Note, or for any claim based hereon or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or of any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

14. Defined Terms. All initially capitalized terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

Exhibit D-9

15. Governing Law. THE INDENTURE AND THE NOTES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

16. Successors and Assigns. All covenants and agreements of the Company in the Indenture and the Notes shall bind its successors and assigns. All agreements of the Trustee in the Indenture shall bind its successor.

17. Authentication. Unless the certificate of authentication hereon has been executed by the Trustee or an Authenticating Agent, by manual, electronic or facsimile signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

18. Abbreviations. Customary abbreviations may be used in the name of a Holder or an assignee, such as TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants-with rights of survivorship and not as tenants in common), CUST (= custodian), and U/G/M/A (= Uniform Gift to Minors Act).

19. CUSIP Numbers. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Notes, and the Trustee may use CUSIP numbers in notices as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice and reliance may be placed only on the other identification numbers placed thereon.

Exhibit D-10

IN WITNESS WHEREOF, the Company has caused this Note to be duly executed.

THE BOEING COMPANY

Dated: , 2024	By:
Name:
Title:

Exhibit D-11

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By:
Name:
Title: Authorized Officer

Dated:         , 2024

********************************

Exhibit D-12

CERTIFICATE TO BE DELIVERED UPON EXCHANGE

OR REGISTRATION OF TRANSFER OF NOTES

This Certificate relates to $          principal amount of Notes held in (check applicable space) ___ book-entry form by                       (the “Transferor”).

The Transferor (check one box below):

☐

has requested the Trustee by written order to deliver in exchange for its beneficial interest in the global Security held by the Depositary a Security of authorized denominations in an aggregate principal amount equal to its beneficial interest in such global Security (or the portion thereof indicated above); or

☐	has requested the Trustee by written order to exchange or register the transfer of a Security or Securities.

In connection with any transfer of any of the Notes evidenced by this certificate occurring prior to the expiration of the Restricted Period, the undersigned confirms that such Notes are being transferred in accordance with its terms:

CHECK ONE BOX BELOW

(1)	☐	to the Company or any of its subsidiaries; or

(2)	☐	pursuant to an effective registration statement under the Securities Act of 1933; or

(3)	☐	inside the United States to a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act of 1933) that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that such transfer is being made in reliance on Rule 144A, in each case pursuant to and in compliance with Rule 144A under the Securities Act of 1933; or

(4)	☐	outside the United States in an offshore transaction within the meaning of Regulation S under the Securities Act in compliance with Rule 904 under the Securities Act of 1933; or

(5)	☐	to an institutional accredited investor (within the meaning of Rule 501(a)(1), (2), (3), (7), (8), (9), (12) or (13) under the Securities Act) that is not a qualified institutional buyer and that is purchasing for its own account or for the account of another institutional accredited investor, in each case in a minimum principal amount of notes of $250,000; or

(6)	☐	pursuant to any other available exemption from the registration requirements under the Securities Act of 1933.

Exhibit D-13

Prior to the expiration of the Restricted Period, unless one of the boxes is checked, the Trustee will refuse to register any of the Notes evidenced by this certificate in the name of any Person other than the registered holder thereof; provided, however, that if box (3), (4), (5) or (6) is checked, the Trustee may require, prior to registering any such transfer of the Notes, such legal opinions, certifications and other information satisfactory to the Company and the Trustee to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

[INSERT NAME OF TRANSFEROR]

Dated:

By:

Exhibit D-14

SCHEDULE OF EXCHANGES

The following exchanges of a part of this Note have been made:

Date of Exchange	Amount of decrease in Principal Amount of this Note	Amount of increase in Principal Amount of this Note	Principal Amount of this Note following such decrease (or increase)	Signature of authorized signatory of Trustee

Exhibit D-15

EXHIBIT E

Form of 6.858% Notes due 2054

[Insert Global Notes Legend, if applicable pursuant to the provisions of the Supplemental Indenture]

[Insert Restricted Notes Legend, if applicable pursuant to the provisions of the Supplemental Indenture]

Registered	Principal Amount: $[•]
No. [144A / REGS]-[•]	CUSIP No.: [097023DM4 (Rule 144A)] / [U77434AE5 (REG S)]
ISIN No.: [US97023DM42 (Rule 144A)] / [USU77434AE50 (REG S)]

THE BOEING COMPANY

6.858% Senior Notes due 2054

1. Principal and Interest. THE BOEING COMPANY, a corporation duly organized and existing under the laws of the State of Delaware (herein called the “Company”, which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of [•] MILLION dollars ($[•]) on May 1, 2054 (the “Maturity Date”), unless earlier redeemed, and to pay interest and Additional Interest, if any, as defined in and payable pursuant to Section 2 of the Registration Rights Agreement referred to below, thereon from May 1, 2024, or from the most recent Interest Payment Date to which interest and Additional Interest, if any, has been paid or duly provided for, semi-annually in arrears on May 1 and November 1 in each year (each an “Interest Payment Date”), commencing November 1, 2024 at the rate of 6.858% per annum until the principal hereof is paid or made available for payment. Interest and Additional Interest, if any, will be computed on the basis of a 360 day year of twelve 30 day months. The interest and Additional Interest, if any, so payable, and punctually paid or duly provided for, on any Interest Payment Date and on the Maturity Date will, as provided in such Indenture, be paid to the Holder in whose name this Note (or one or more predecessor notes) is registered at the close of business on April 16 or October 17 (each “Regular Record Date”), as the case may be, immediately preceding such Interest Payment Date or the Maturity Date, as applicable. Any such interest and Additional Interest, if any, not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Holder in whose name this Note (or one or more predecessor notes) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee under the Indenture, notice whereof shall be given to Holders of Notes of this series not less than 10 days prior to such Special Record Date, or be paid on a specified date in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Exhibit E-1

Interest and Additional Interest, if any, payable on this Note on any Interest Payment Date and on the Maturity Date, as the case may be, will be the amount of interest and Additional Interest, if any, accrued from and including the immediately preceding Interest Payment Date (or from and including May 1, 2024, in the case of the initial Interest Payment Date) to but excluding the applicable Interest Payment Date or the Maturity Date, as the case may be. If an Interest Payment Date or the Maturity Date falls on a day that is not a Business Day, the payment will be made on the next Business Day as if it were made on the date the payment was due, and no interest and Additional Interest, if any, will accrue on the amount so payable for the period from and after that Interest Payment Date or the Maturity Date, as the case may be. A “Business Day” means any day which is not a Saturday or Sunday or any day on which banking institutions are authorized or obligated by applicable law or regulation to close in the place in which payment on the Notes is required, as the case may be.

The principal of this Note payable on the Maturity Date will be paid against presentation and surrender of this Note at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, the City of New York.

2. Indenture. This Note is one of a duly authorized series of Securities of the Company (herein called the “Notes”), issued and to be issued in one or more series under an indenture, dated as of February 1, 2003 (herein called the “Base Indenture”), as supplemented by a first supplemental indenture, dated as of May 1, 2024 (herein called the “First Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), in each case between the Company, as issuer, and The Bank of New York Mellon Trust Company, N.A., as successor trustee to JPMorgan Chase Bank (in such capacity, the “Trustee”), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Notes and of the terms upon which the Notes are, and are to be, authenticated and delivered.

This Note is one of the series designated as the 6.858% Senior Notes due 2054 of the Company, which series is initially limited to $2,500,000,000 in aggregate principal amount. The Company may issue additional notes of the same series. The Notes are unsecured obligations of the Company and rank pari passu with all unsecured and unsubordinated obligations of the Company.

3. Method of Payment. Payment of the principal of, premium, if any, and interest and Additional Interest, if any, on the Notes shall be payable at the office or agency of the Company to be maintained in the Borough of Manhattan, the City of New York; provided, however, that such payments may be made, at the option of the Company, by check mailed to the address of the person entitled thereto as of the Regular Record Date and as shown on the Security Register. Such payments shall be payable in Dollars.

4. Registrar and Paying Agent. The Security Registrar and Paying Agent shall be initially the Trustee.

Exhibit E-2

5. Optional Redemption. At any time and from time to time prior to the Par Call Date, the Notes will be redeemable in whole or in part, at the Company’s option, for cash, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of

•

the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date (assuming the Notes matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 35 basis points, less (b) interest accrued to the redemption date, and

•	100% of the aggregate principal amount of the Notes to be redeemed;

plus, in either case, accrued and unpaid interest, if any, on the principal amount of the Notes to be redeemed to, but excluding, such redemption date.

At any time and from time to time on or after, the Par Call Date, the series will be redeemable at the Company’s option, in whole or in part, at a redemption price equal to 100% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest thereon to, but excluding, the redemption date.

“Par Call Date” means, November 1, 2053 (six months prior to the Maturity Date of the Notes).

“Treasury Rate” means, with respect to any redemption date, the yield determined by the Company in accordance with the following two paragraphs.

The Treasury Rate shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third business day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily)—H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, the Company shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to the Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields – one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life – and shall interpolate to the Par Call Date, on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date.

Exhibit E-3

If on the third business day preceding the redemption date H.15 TCM or any successor designation or publication is no longer published, the Company shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second business day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date. If there is no United States Treasury security maturing on the Par Call Date, but there are two or more United States Treasury securities with a maturity date equally distant from the Par Call Date, one with a maturity date preceding the Par Call Date, and one with a maturity date following the Par Call Date, the Company shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

Notice of any redemption shall be mailed or electronically delivered (or otherwise transmitted in accordance with the Depositary’s procedures), at least 10 days but not more than 60 days before the redemption date, to each holder of the Notes to be redeemed. Notice of any redemption of Notes may, at the Company’s discretion, be given subject to one or more conditions precedent, including, but not limited to, completion of a corporate transaction that is pending (such as an equity or equity-linked offering, an incurrence of indebtedness or an acquisition or other strategic transaction involving a change of control in the Company or another entity). If such redemption is subject to satisfaction of one or more conditions precedent, such notice shall describe each such condition, and such notice may be rescinded in the event that any or all such conditions shall not have been satisfied or otherwise waived on or prior to the Business Day immediately preceding the relevant redemption date.

The Company shall notify Holders of any such rescission as soon as practicable after the Company determine that such conditions precedent will not be able to be satisfied or the Company is not able or willing to waive such conditions precedent, in each case subject to policies and procedures of the Depositary. The Company shall provide written notice to the Trustee prior to the close of business on the Business Day prior to the relevant redemption date if any such redemption has been rescinded or delayed, and upon receipt of such notice the Trustee shall provide such notice to each Holder of the Notes in the same manner in which the notice of redemption was given. Once notice of redemption is mailed or sent, subject to the satisfaction of any conditions precedent provided in the notice of redemption, the notes called for redemption will become due and payable on the redemption date and at the applicable redemption price determined as set forth herein.

Unless the Company defaults in payment of the redemption price, on and after the redemption date, interest will cease to accrue on the Notes or portions thereof called for redemption and all rights under such notes will terminate. On or prior to any redemption date, the Company is required to deposit with a paying agent funds sufficient to pay the redemption price of and accrued and unpaid interest on the Notes to be redeemed on such date. The notice of redemption need not set forth the redemption price but only the manner of calculation thereof as described above.

Exhibit E-4

If less than all of the Notes are to be redeemed, the Notes or portions of the Notes to be redeemed shall be selected, if the Notes are in definitive form, the Notes for redemption will be made by lot and for so long as the notes are held by DTC (or another Depositary), the redemption of such Notes shall be done, in accordance with the customary policies and procedures of the Depositary, which may be made on a pro rata pass-through distribution of principal basis. Such Notes may be selected in amounts of $2,000 and integral multiples of $1,000 in excess thereof (provided that the unredeemed portion of any Note to be redeemed in part will not be less than $2,000), and the Trustee shall thereafter promptly notify the Company in writing of the numbers of Notes to be redeemed, in whole or in part.

Notwithstanding the foregoing, installments of interest on the Notes that are due and payable on Interest Payment Dates falling on or prior to a redemption date will be payable on the Interest Payment Date to the Holders of the Notes as of the close of business on the Regular Record Date applicable to such Interest Payment Date according to the Notes and the Indenture.

6. Interest Rate Adjustment Based on Certain Rating Events.

The interest rate payable on the Notes will be subject to adjustment from time to time if either Moody’s or S&P (or, in either case, a Substitute Rating Agency) downgrades (or subsequently upgrades) its rating assigned to the Notes, as set forth below.

If the rating from Moody’s (or any Substitute Rating Agency therefor) of the Notes is decreased to a rating set forth in the immediately following table, the interest rate on the Notes shall increase such that it shall equal the interest rate payable on the Notes on the date of their initial issuance plus the percentage set forth opposite the ratings from the table below, plus any applicable percentage from the immediately following paragraph.

Moody’s Rating*	Percentage interest rate increase on the Notes
Ba1	0.250%
Ba2	0.500%
Ba3	0.750%
B1 or below	1.000%

*	Including the equivalent ratings, in either case of any Substitute Rating Agency or under any successor rating categories of Moody’s.

In addition, if the rating from S&P (or any substitute rating agency therefor) of the Notes is decreased to a rating set forth in the immediately following table, the interest rate on the Notes shall increase such that it shall equal the interest rate payable on the Notes on the date of their initial issuance, plus the percentage set forth opposite the ratings from the table below, plus any applicable percentage from the immediately preceding paragraph.

Exhibit E-5

S&P Rating*	Percentage interest rate increase on the Notes
BB+	0.250%
BB	0.500%
BB-	0.750%
B+ or below	1.000%

*	Including the equivalent ratings, in either case of any Substitute Rating Agency or under any successor rating categories of S&P.

For purposes of making adjustments to the interest rate on the Notes, the following rules of interpretation will apply:

(i)

if at any time the interest rate on the Notes has been adjusted upward and either Moody’s or S&P (or, in either case, a Substitute Rating Agency therefor), as the case may be, subsequently increases its rating of the Notes to any of the threshold ratings set forth above, the interest rate on the Notes will be decreased such that the interest rate for the Notes equals the interest rate payable on the Notes on the date of their initial issuance plus the percentages set forth opposite the ratings from the tables above in effect immediately following the increase in rating. If Moody’s (or any Substitute Rating Agency therefor) subsequently increases its rating of the Notes to Baa3 or higher (or its respective equivalent, in either case of any Substitute Rating Agency or under any successor rating categories of Moody’s), and S&P (or any Substitute Rating Agency therefor) increases its rating to BBB- or higher (or its respective equivalent, in either case of any Substitute Rating Agency or under any successor rating categories of S&P), the interest rate on the Notes will be decreased to the interest rate payable on the Notes on the date of their initial issuance;

(ii)

interest rates on the Notes will permanently cease to be subject to any adjustment described above (notwithstanding any subsequent downgrade in the ratings by either or both rating agencies) if the Notes become rated Baa1 and BBB+ (or the equivalent of either such rating, in the case of a Substitute Rating Agency) or higher by Moody’s and S&P (or, in either case, a Substitute Rating Agency therefor), respectively (or one of these ratings if the Notes are only rated by one Rating Agency (as defined below)), and thereafter the initial interest rates on the Notes shall apply until maturity;

(iii)

each adjustment required by any decrease or increase in a rating set forth above (or an equivalent rating, in either case of any Substitute Rating Agency or under any successor rating categories of Moody’s or S&P, as the case may be), whether occasioned by the action of Moody’s or S&P (or, in either case, a Substitute Rating Agency therefor), shall be made independent of any and all other adjustments; provided, however, in no event shall (1) the interest rate for the Notes be reduced to below the interest rate payable on the Notes on the date of their initial issuance or (2) the total increase in the interest rate on the Notes exceed 2.000% above the interest rate payable on the Notes on the date of their initial issuance. For the avoidance of doubt, any increases to the interest rate on the Notes as a result of the provisions described in this paragraph 6 shall be in addition to Additional Interest applicable to the Notes as a result of the provisions set forth in the Registration Rights Agreement;

Exhibit E-6

(iv)

except as provided in this clause (iv) and clause (v) below, no adjustments in the interest rate of the Notes shall be made solely as a result of a Rating Agency ceasing to provide a rating of the Notes. If at any time fewer than two Rating Agencies provide a rating of the Notes for any reason beyond the Company’s control, the Company will use its commercially reasonable efforts to obtain a rating of the Notes from a Substitute Rating Agency, to the extent one exists, and if a Substitute Rating Agency exists, for purposes of determining any increase or decrease in the interest rate on the Notes pursuant to the tables above:

A. such Substitute Rating Agency will be substituted for the last Rating Agency to provide a rating of the Notes, but which has since ceased to provide such rating;

B. the relative rating scale used by such Substitute Rating Agency to assign ratings to senior unsecured debt shall be determined in good faith by an independent investment banking institution of national standing appointed by the Company and, for purposes of determining the applicable ratings included in the applicable table above with respect to such Substitute Rating Agency, such ratings will be deemed to be the equivalent ratings used by Moody’s or S&P, as applicable, in such table; and

C. the interest rate on the Notes will increase or decrease, as the case may be, such that the interest rate equals the interest rate payable on the Notes on the date of their initial issuance plus the appropriate percentage, if any, set forth opposite the rating from such Substitute Rating Agency in the applicable table above (taking into account the provisions of subclause (B) above) (plus any applicable percentage resulting from a decreased rating by the other Rating Agency);

(v)

for so long as only one Rating Agency provides a rating of the Notes, any subsequent increase or decrease in the interest rate of the Notes necessitated by a reduction or increase in the rating by the Rating Agency providing the rating shall be twice the percentage set forth in the applicable table above. For so long as none of Moody’s, S&P or a Substitute Rating Agency provides a rating of the Notes, the interest rate on the Notes will increase to, or remain at, as the case may be, 2.000% above the interest rate payable on the Notes on the date of their initial issuance. If Moody’s or S&P either ceases to rate the Notes for reasons within the Company’s control or ceases to make a rating of the Notes publicly available for reasons within the Company’s control, it will not be entitled to obtain a rating from a Substitute Rating Agency and the increase or decrease in the interest rate of the Notes shall be determined in the manner described above as if either only one or no Rating Agency provides a rating of the Notes;

Exhibit E-7

(vi)

any interest rate increase or decrease described above will take effect from the first day of the interest period commencing after the date on which a rating change occurs that requires an adjustment in the interest rate. As such, interest will not accrue at such increased or decreased rate until the next interest payment date following the date on which the rating change occurs. If Moody’s or S&P (or, in either case, a Substitute Rating Agency therefor) changes its rating of the Notes more than once during any particular interest period, the last change by such Rating Agency will control for purposes of any interest rate increase or decrease with respect to the Notes described above relating to such Rating Agency’s action; and

(vii)

if the interest rate payable on the Notes is increased as described above, the term “interest,” as used with respect to the Notes, will be deemed to include any such additional interest unless the context otherwise requires.

The interest rate and the amount of interest payable on the Notes will be determined and calculated by the Company. For the avoidance of doubt, the Trustee shall have no duty to monitor any ratings of the Notes, or to determine if an adjustment to any interest rate is to be made or what an interest rate should be, or make any other determinations or calculations in respect of any interest amounts due on the Notes.

The Company shall deliver notice of an interest rate adjustment, no later than the first Business Day of the interest period for which such adjusted interest rate shall be effective, to each holder of the Notes and the Trustee.

“Moody’s” means Moody’s Investors Service Inc. and its successors.

“Rating Agency” means (1) each of Moody’s and S&P; and (2) if either of Moody’s or S&P ceases to rate the Notes or fails to make a rating of the Notes publicly available for reasons outside of the Company’s control, a Substitute Rating Agency.

“S&P” means S&P Global Ratings and its successors.

“Substitute Rating Agency” means a “nationally recognized statistical rating organization” within the meaning of Section 3(a)(62) under the Securities Exchange Act of 1934, as amended, selected by the Company (as certified by a resolution of the Company’s board of directors or authorized committee thereof) as a replacement agency for Moody’s or S&P, or both, as the case may be.

7. Sinking Fund. The Company shall have no sinking fund or analogous obligations in respect of the Notes.

8. Discharge and Defeasance. The Notes will be subject to satisfaction, discharge and defeasance as set forth in Section 403 of the Base Indenture.

9. Denominations; Transfers; Exchange. The Notes are in fully registered form, in denominations of $2,000 and integral multiples of $1,000 in excess thereof. A Holder may register transfers of or exchange securities in accordance with the Indenture. No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. Prior

Exhibit E-8

to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Holder in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

10. Events of Default; Remedies. The Events of Default are as set forth in Section 501 of the Base Indenture. If an Event of Default with respect to Notes of this series shall occur and be continuing, the principal of the Notes of this series may be declared due and payable in the manner and with the effect provided in the Base Indenture. Upon a declaration of acceleration of the Notes, the principal of the Notes may be declared due and payable in the manner, and with the effect, provided in the Indenture.

11. Amendments and Waivers. The Indenture permits, with certain exceptions as therein provided, that with the written consent of the Holders of not less than 66 2/3% in principal amount of the Outstanding Securities of each series to be adversely affected thereby, the Company, when authorized by or pursuant to a Board Resolution, and the Trustee may enter into an indenture or indentures thereto to add any provisions or to change or eliminate any provisions of the Indenture or any other indenture supplemental thereto or to modify the rights of the Holders of each such series. The Indenture also provides, with certain exceptions therein provided, that the Holders of not less than a majority in principal amount of the Outstanding Securities of any series may waive on behalf of the Holders of all Securities of such series a past default, or Event of Default arising therefrom, with respect to that series and its consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

12. Obligations Absolute. No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest and Additional Interest, if any, on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

13. No Recourse Against Others. No recourse shall be had for the payment of the principal of, or premium, if any, or interest and Additional Interest, if any, on this Note, or for any claim based hereon or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or of any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

14. Defined Terms. All initially capitalized terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

15. Governing Law. THE INDENTURE AND THE NOTES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

Exhibit E-9

16. Successors and Assigns. All covenants and agreements of the Company in the Indenture and the Notes shall bind its successors and assigns. All agreements of the Trustee in the Indenture shall bind its successor.

17. Authentication. Unless the certificate of authentication hereon has been executed by the Trustee or an Authenticating Agent, by manual, electronic or facsimile signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

18. Abbreviations. Customary abbreviations may be used in the name of a Holder or an assignee, such as TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants-with rights of survivorship and not as tenants in common), CUST (= custodian), and U/G/M/A (= Uniform Gift to Minors Act).

19. CUSIP Numbers. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Notes, and the Trustee may use CUSIP numbers in notices as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice and reliance may be placed only on the other identification numbers placed thereon.

Exhibit E-10

IN WITNESS WHEREOF, the Company has caused this Note to be duly executed.

THE BOEING COMPANY

Dated: , 2024	By:
Name:
Title:

Exhibit E-11

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By:
Name:
Title: Authorized Officer

Dated:        , 2024

********************************

Exhibit E-12

CERTIFICATE TO BE DELIVERED UPON EXCHANGE

OR REGISTRATION OF TRANSFER OF NOTES

This Certificate relates to $       principal amount of Notes held in (check applicable space) ___ book-entry form by ____________ (the “Transferor”).

The Transferor (check one box below):

☐

has requested the Trustee by written order to deliver in exchange for its beneficial interest in the global Security held by the Depositary a Security of authorized denominations in an aggregate principal amount equal to its beneficial interest in such global Security (or the portion thereof indicated above); or

☐	has requested the Trustee by written order to exchange or register the transfer of a Security or Securities.

In connection with any transfer of any of the Notes evidenced by this certificate occurring prior to the expiration of the Restricted Period, the undersigned confirms that such Notes are being transferred in accordance with its terms:

CHECK ONE BOX BELOW

(1)	☐	to the Company or any of its subsidiaries; or

(2)	☐	pursuant to an effective registration statement under the Securities Act of 1933; or

(3)	☐	inside the United States to a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act of 1933) that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that such transfer is being made in reliance on Rule 144A, in each case pursuant to and in compliance with Rule 144A under the Securities Act of 1933; or

(4)	☐	outside the United States in an offshore transaction within the meaning of Regulation S under the Securities Act in compliance with Rule 904 under the Securities Act of 1933; or

(5)	☐	to an institutional accredited investor (within the meaning of Rule 501(a)(1), (2), (3), (7), (8), (9), (12) or (13) under the Securities Act) that is not a qualified institutional buyer and that is purchasing for its own account or for the account of another institutional accredited investor, in each case in a minimum principal amount of notes of $250,000; or

(6)	☐	pursuant to any other available exemption from the registration requirements under the Securities Act of 1933.

Exhibit E-13

Prior to the expiration of the Restricted Period, unless one of the boxes is checked, the Trustee will refuse to register any of the Notes evidenced by this certificate in the name of any Person other than the registered holder thereof; provided, however, that if box (3), (4), (5) or (6) is checked, the Trustee may require, prior to registering any such transfer of the Notes, such legal opinions, certifications and other information satisfactory to the Company and the Trustee to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

[INSERT NAME OF TRANSFEROR]

Dated:

By: __________________________

Exhibit E-14

SCHEDULE OF EXCHANGES

The following exchanges of a part of this Note have been made:

Date of Exchange	Amount of decrease in Principal Amount of this Note	Amount of increase in Principal Amount of this Note	Principal Amount of this Note following such decrease (or increase)	Signature of authorized signatory of Trustee

Exhibit E-15

EXHIBIT F

Form of 7.008% Notes due 2064

[Insert Global Notes Legend, if applicable pursuant to the provisions of the Supplemental Indenture]

[Insert Restricted Notes Legend, if applicable pursuant to the provisions of the Supplemental Indenture]

Registered	Principal Amount: $[•]
No. [144A / REGS]-[•]	CUSIP No.: [097023DN2 (Rule 144A)] / [U77434AF2 (REG S)]
ISIN No.: [US097023DN25 (Rule 144A)] / [USU77434AF26 (REG S)]

THE BOEING COMPANY

7.008% Senior Notes due 2064

1. Principal and Interest. THE BOEING COMPANY, a corporation duly organized and existing under the laws of the State of Delaware (herein called the “Company”, which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of [•] MILLION dollars ($[•]) on May 1, 2064 (the “Maturity Date”), unless earlier redeemed, and to pay interest and Additional Interest, if any, as defined in and payable pursuant to Section 2 of the Registration Rights Agreement referred to below, thereon from May 1, 2024, or from the most recent Interest Payment Date to which interest and Additional Interest, if any, has been paid or duly provided for, semi-annually in arrears on May 1 and November 1 in each year (each an “Interest Payment Date”), commencing November 1, 2024 at the rate of 7.008% per annum until the principal hereof is paid or made available for payment. Interest and Additional Interest, if any, will be computed on the basis of a 360 day year of twelve 30 day months. The interest and Additional Interest, if any, so payable, and punctually paid or duly provided for, on any Interest Payment Date and on the Maturity Date will, as provided in such Indenture, be paid to the Holder in whose name this Note (or one or more predecessor notes) is registered at the close of business on April 16 or October 17 (each “Regular Record Date”), as the case may be, immediately preceding such Interest Payment Date or the Maturity Date, as applicable. Any such interest and Additional Interest, if any, not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Holder in whose name this Note (or one or more predecessor notes) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee under the Indenture, notice whereof shall be given to Holders of Notes of this series not less than 10 days prior to such Special Record Date, or be paid on a specified date in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Exhibit F-1

Interest and Additional Interest, if any, payable on this Note on any Interest Payment Date and on the Maturity Date, as the case may be, will be the amount of interest and Additional Interest, if any, accrued from and including the immediately preceding Interest Payment Date (or from and including May 1, 2024, in the case of the initial Interest Payment Date) to but excluding the applicable Interest Payment Date or the Maturity Date, as the case may be. If an Interest Payment Date or the Maturity Date falls on a day that is not a Business Day, the payment will be made on the next Business Day as if it were made on the date the payment was due, and no interest and Additional Interest, if any, will accrue on the amount so payable for the period from and after that Interest Payment Date or the Maturity Date, as the case may be. A “Business Day” means any day which is not a Saturday or Sunday or any day on which banking institutions are authorized or obligated by applicable law or regulation to close in the place in which payment on the Notes is required, as the case may be.

The principal of this Note payable on the Maturity Date will be paid against presentation and surrender of this Note at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, the City of New York.

2. Indenture. This Note is one of a duly authorized series of Securities of the Company (herein called the “Notes”), issued and to be issued in one or more series under an indenture, dated as of February 1, 2003 (herein called the “Base Indenture”), as supplemented by a first supplemental indenture, dated as of May 1, 2024 (herein called the “First Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), in each case between the Company, as issuer, and The Bank of New York Mellon Trust Company, N.A., as successor trustee to JPMorgan Chase Bank (in such capacity, the “Trustee”), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Notes and of the terms upon which the Notes are, and are to be, authenticated and delivered.

This Note is one of the series designated as the 7.008% Senior Notes due 2064 of the Company, which series is initially limited to $1,500,000,000 in aggregate principal amount. The Company may issue additional notes of the same series. The Notes are unsecured obligations of the Company and rank pari passu with all unsecured and unsubordinated obligations of the Company.

3. Method of Payment. Payment of the principal of, premium, if any, and interest and Additional Interest, if any, on the Notes shall be payable at the office or agency of the Company to be maintained in the Borough of Manhattan, the City of New York; provided, however, that such payments may be made, at the option of the Company, by check mailed to the address of the person entitled thereto as of the Regular Record Date and as shown on the Security Register. Such payments shall be payable in Dollars.

4. Registrar and Paying Agent. The Security Registrar and Paying Agent shall be initially the Trustee.

Exhibit F-2

5. Optional Redemption. At any time and from time to time prior to the Par Call Date, the Notes will be redeemable in whole or in part, at the Company’s option, for cash, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of

•

the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date (assuming the Notes matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 35 basis points, less (b) interest accrued to the redemption date, and

•	100% of the aggregate principal amount of the Notes to be redeemed;

plus, in either case, accrued and unpaid interest, if any, on the principal amount of the Notes to be redeemed to, but excluding, such redemption date.

At any time and from time to time on or after, the Par Call Date, the series will be redeemable at the Company’s option, in whole or in part, at a redemption price equal to 100% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest thereon to, but excluding, the redemption date.

“Par Call Date” means, November 1, 2063 (six months prior to the Maturity Date of the Notes).

“Treasury Rate” means, with respect to any redemption date, the yield determined by the Company in accordance with the following two paragraphs.

The Treasury Rate shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third business day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily)—H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, the Company shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to the Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields – one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life – and shall interpolate to the Par Call Date, on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date.

Exhibit F-3

If on the third business day preceding the redemption date H.15 TCM or any successor designation or publication is no longer published, the Company shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second business day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date. If there is no United States Treasury security maturing on the Par Call Date, but there are two or more United States Treasury securities with a maturity date equally distant from the Par Call Date, one with a maturity date preceding the Par Call Date, and one with a maturity date following the Par Call Date, the Company shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

Notice of any redemption shall be mailed or electronically delivered (or otherwise transmitted in accordance with the Depositary’s procedures), at least 10 days but not more than 60 days before the redemption date, to each holder of the Notes to be redeemed. Notice of any redemption of Notes may, at the Company’s discretion, be given subject to one or more conditions precedent, including, but not limited to, completion of a corporate transaction that is pending (such as an equity or equity-linked offering, an incurrence of indebtedness or an acquisition or other strategic transaction involving a change of control in the Company or another entity). If such redemption is subject to satisfaction of one or more conditions precedent, such notice shall describe each such condition, and such notice may be rescinded in the event that any or all such conditions shall not have been satisfied or otherwise waived on or prior to the Business Day immediately preceding the relevant redemption date.

The Company shall notify Holders of any such rescission as soon as practicable after the Company determine that such conditions precedent will not be able to be satisfied or the Company is not able or willing to waive such conditions precedent, in each case subject to policies and procedures of the Depositary. The Company shall provide written notice to the Trustee prior to the close of business on the Business Day prior to the relevant redemption date if any such redemption has been rescinded or delayed, and upon receipt of such notice the Trustee shall provide such notice to each Holder of the Notes in the same manner in which the notice of redemption was given. Once notice of redemption is mailed or sent, subject to the satisfaction of any conditions precedent provided in the notice of redemption, the notes called for redemption will become due and payable on the redemption date and at the applicable redemption price determined as set forth herein.

Unless the Company defaults in payment of the redemption price, on and after the redemption date, interest will cease to accrue on the Notes or portions thereof called for redemption and all rights under such notes will terminate. On or prior to any redemption date, the Company is required to deposit with a paying agent funds sufficient to pay the redemption price of and accrued and unpaid interest on the Notes to be redeemed on such date. The notice of redemption need not set forth the redemption price but only the manner of calculation thereof as described above.

Exhibit F-4

If less than all of the Notes are to be redeemed, the Notes or portions of the Notes to be redeemed shall be selected, if the Notes are in definitive form, the Notes for redemption will be made by lot and for so long as the notes are held by DTC (or another Depositary), the redemption of such Notes shall be done, in accordance with the customary policies and procedures of the Depositary, which may be made on a pro rata pass-through distribution of principal basis. Such Notes may be selected in amounts of $2,000 and integral multiples of $1,000 in excess thereof (provided that the unredeemed portion of any Note to be redeemed in part will not be less than $2,000), and the Trustee shall thereafter promptly notify the Company in writing of the numbers of Notes to be redeemed, in whole or in part.

Notwithstanding the foregoing, installments of interest on the Notes that are due and payable on Interest Payment Dates falling on or prior to a redemption date will be payable on the Interest Payment Date to the Holders of the Notes as of the close of business on the Regular Record Date applicable to such Interest Payment Date according to the Notes and the Indenture.

6. Interest Rate Adjustment Based on Certain Rating Events.

The interest rate payable on the Notes will be subject to adjustment from time to time if either Moody’s or S&P (or, in either case, a Substitute Rating Agency) downgrades (or subsequently upgrades) its rating assigned to the Notes, as set forth below.

If the rating from Moody’s (or any Substitute Rating Agency therefor) of the Notes is decreased to a rating set forth in the immediately following table, the interest rate on the Notes shall increase such that it shall equal the interest rate payable on the Notes on the date of their initial issuance plus the percentage set forth opposite the ratings from the table below, plus any applicable percentage from the immediately following paragraph.

Moody’s Rating*	Percentage interest rate increase on the Notes
Ba1	0.250%
Ba2	0.500%
Ba3	0.750%
B1 or below	1.000%

*	Including the equivalent ratings, in either case of any Substitute Rating Agency or under any successor rating categories of Moody’s.

In addition, if the rating from S&P (or any substitute rating agency therefor) of the Notes is decreased to a rating set forth in the immediately following table, the interest rate on the Notes shall increase such that it shall equal the interest rate payable on the Notes on the date of their initial issuance, plus the percentage set forth opposite the ratings from the table below, plus any applicable percentage from the immediately preceding paragraph.

Exhibit F-5

S&P Rating*	Percentage interest rate increase on the Notes
BB+	0.250%
BB	0.500%
BB-	0.750%
B+ or below	1.000%

*	Including the equivalent ratings, in either case of any Substitute Rating Agency or under any successor rating categories of S&P.

For purposes of making adjustments to the interest rate on the Notes, the following rules of interpretation will apply:

(i)

if at any time the interest rate on the Notes has been adjusted upward and either Moody’s or S&P (or, in either case, a Substitute Rating Agency therefor), as the case may be, subsequently increases its rating of the Notes to any of the threshold ratings set forth above, the interest rate on the Notes will be decreased such that the interest rate for the Notes equals the interest rate payable on the Notes on the date of their initial issuance plus the percentages set forth opposite the ratings from the tables above in effect immediately following the increase in rating. If Moody’s (or any Substitute Rating Agency therefor) subsequently increases its rating of the Notes to Baa3 or higher (or its respective equivalent, in either case of any Substitute Rating Agency or under any successor rating categories of Moody’s), and S&P (or any Substitute Rating Agency therefor) increases its rating to BBB- or higher (or its respective equivalent, in either case of any Substitute Rating Agency or under any successor rating categories of S&P), the interest rate on the Notes will be decreased to the interest rate payable on the Notes on the date of their initial issuance;

(ii)

interest rates on the Notes will permanently cease to be subject to any adjustment described above (notwithstanding any subsequent downgrade in the ratings by either or both rating agencies) if the Notes become rated Baa1 and BBB+ (or the equivalent of either such rating, in the case of a Substitute Rating Agency) or higher by Moody’s and S&P (or, in either case, a Substitute Rating Agency therefor), respectively (or one of these ratings if the Notes are only rated by one Rating Agency (as defined below)), and thereafter the initial interest rates on the Notes shall apply until maturity;

(iii)

each adjustment required by any decrease or increase in a rating set forth above (or an equivalent rating, in either case of any Substitute Rating Agency or under any successor rating categories of Moody’s or S&P, as the case may be), whether occasioned by the action of Moody’s or S&P (or, in either case, a Substitute Rating Agency therefor), shall be made independent of any and all other adjustments; provided, however, in no event shall (1) the interest rate for the Notes be reduced to below the interest rate payable on the Notes on the date of their initial issuance or (2) the total increase in the interest rate on the Notes exceed 2.000% above the interest rate payable on the Notes on the date of their initial issuance. For the avoidance of doubt, any increases to the interest rate on the Notes as a result of the provisions described in this paragraph 6 shall be in addition to Additional Interest applicable to the Notes as a result of the provisions set forth in the Registration Rights Agreement;

Exhibit F-6

(iv)

except as provided in this clause (iv) and clause (v) below, no adjustments in the interest rate of the Notes shall be made solely as a result of a Rating Agency ceasing to provide a rating of the Notes. If at any time fewer than two Rating Agencies provide a rating of the Notes for any reason beyond the Company’s control, the Company will use its commercially reasonable efforts to obtain a rating of the Notes from a Substitute Rating Agency, to the extent one exists, and if a Substitute Rating Agency exists, for purposes of determining any increase or decrease in the interest rate on the Notes pursuant to the tables above:

A. such Substitute Rating Agency will be substituted for the last Rating Agency to provide a rating of the Notes, but which has since ceased to provide such rating;

B. the relative rating scale used by such Substitute Rating Agency to assign ratings to senior unsecured debt shall be determined in good faith by an independent investment banking institution of national standing appointed by the Company and, for purposes of determining the applicable ratings included in the applicable table above with respect to such Substitute Rating Agency, such ratings will be deemed to be the equivalent ratings used by Moody’s or S&P, as applicable, in such table; and

C. the interest rate on the Notes will increase or decrease, as the case may be, such that the interest rate equals the interest rate payable on the Notes on the date of their initial issuance plus the appropriate percentage, if any, set forth opposite the rating from such Substitute Rating Agency in the applicable table above (taking into account the provisions of subclause (B) above) (plus any applicable percentage resulting from a decreased rating by the other Rating Agency);

(v)

for so long as only one Rating Agency provides a rating of the Notes, any subsequent increase or decrease in the interest rate of the Notes necessitated by a reduction or increase in the rating by the Rating Agency providing the rating shall be twice the percentage set forth in the applicable table above. For so long as none of Moody’s, S&P or a Substitute Rating Agency provides a rating of the Notes, the interest rate on the Notes will increase to, or remain at, as the case may be, 2.000% above the interest rate payable on the Notes on the date of their initial issuance. If Moody’s or S&P either ceases to rate the Notes for reasons within the Company’s control or ceases to make a rating of the Notes publicly available for reasons within the Company’s control, it will not be entitled to obtain a rating from a Substitute Rating Agency and the increase or decrease in the interest rate of the Notes shall be determined in the manner described above as if either only one or no Rating Agency provides a rating of the Notes;

Exhibit F-7

(vi)

any interest rate increase or decrease described above will take effect from the first day of the interest period commencing after the date on which a rating change occurs that requires an adjustment in the interest rate. As such, interest will not accrue at such increased or decreased rate until the next interest payment date following the date on which the rating change occurs. If Moody’s or S&P (or, in either case, a Substitute Rating Agency therefor) changes its rating of the Notes more than once during any particular interest period, the last change by such Rating Agency will control for purposes of any interest rate increase or decrease with respect to the Notes described above relating to such Rating Agency’s action; and

(vii)

if the interest rate payable on the Notes is increased as described above, the term “interest,” as used with respect to the Notes, will be deemed to include any such additional interest unless the context otherwise requires.

The interest rate and the amount of interest payable on the Notes will be determined and calculated by the Company. For the avoidance of doubt, the Trustee shall have no duty to monitor any ratings of the Notes, or to determine if an adjustment to any interest rate is to be made or what an interest rate should be, or make any other determinations or calculations in respect of any interest amounts due on the Notes.

The Company shall deliver notice of an interest rate adjustment, no later than the first Business Day of the interest period for which such adjusted interest rate shall be effective, to each holder of the Notes and the Trustee.

“Moody’s” means Moody’s Investors Service Inc. and its successors.

“Rating Agency” means (1) each of Moody’s and S&P; and (2) if either of Moody’s or S&P ceases to rate the Notes or fails to make a rating of the Notes publicly available for reasons outside of the Company’s control, a Substitute Rating Agency.

“S&P” means S&P Global Ratings and its successors.

“Substitute Rating Agency” means a “nationally recognized statistical rating organization” within the meaning of Section 3(a)(62) under the Securities Exchange Act of 1934, as amended, selected by the Company (as certified by a resolution of the Company’s board of directors or authorized committee thereof) as a replacement agency for Moody’s or S&P, or both, as the case may be.

7. Sinking Fund. The Company shall have no sinking fund or analogous obligations in respect of the Notes.

8. Discharge and Defeasance. The Notes will be subject to satisfaction, discharge and defeasance as set forth in Section 403 of the Base Indenture.

9. Denominations; Transfers; Exchange. The Notes are in fully registered form, in denominations of $2,000 and integral multiples of $1,000 in excess thereof. A Holder may register transfers of or exchange securities in accordance with the Indenture. No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. Prior

Exhibit F-8

to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Holder in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

10. Events of Default; Remedies. The Events of Default are as set forth in Section 501 of the Base Indenture. If an Event of Default with respect to Notes of this series shall occur and be continuing, the principal of the Notes of this series may be declared due and payable in the manner and with the effect provided in the Base Indenture. Upon a declaration of acceleration of the Notes, the principal of the Notes may be declared due and payable in the manner, and with the effect, provided in the Indenture.

11. Amendments and Waivers. The Indenture permits, with certain exceptions as therein provided, that with the written consent of the Holders of not less than 66 2/3% in principal amount of the Outstanding Securities of each series to be adversely affected thereby, the Company, when authorized by or pursuant to a Board Resolution, and the Trustee may enter into an indenture or indentures thereto to add any provisions or to change or eliminate any provisions of the Indenture or any other indenture supplemental thereto or to modify the rights of the Holders of each such series. The Indenture also provides, with certain exceptions therein provided, that the Holders of not less than a majority in principal amount of the Outstanding Securities of any series may waive on behalf of the Holders of all Securities of such series a past default, or Event of Default arising therefrom, with respect to that series and its consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

12. Obligations Absolute. No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest and Additional Interest, if any, on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

13. No Recourse Against Others. No recourse shall be had for the payment of the principal of, or premium, if any, or interest and Additional Interest, if any, on this Note, or for any claim based hereon or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or of any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

14. Defined Terms. All initially capitalized terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

Exhibit F-9

15. Governing Law. THE INDENTURE AND THE NOTES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

16. Successors and Assigns. All covenants and agreements of the Company in the Indenture and the Notes shall bind its successors and assigns. All agreements of the Trustee in the Indenture shall bind its successor.

17. Authentication. Unless the certificate of authentication hereon has been executed by the Trustee or an Authenticating Agent, by manual, electronic or facsimile signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

18. Abbreviations. Customary abbreviations may be used in the name of a Holder or an assignee, such as TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants-with rights of survivorship and not as tenants in common), CUST (= custodian), and U/G/M/A (= Uniform Gift to Minors Act).

19. CUSIP Numbers. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Notes, and the Trustee may use CUSIP numbers in notices as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice and reliance may be placed only on the other identification numbers placed thereon.

Exhibit F-10

IN WITNESS WHEREOF, the Company has caused this Note to be duly executed.

THE BOEING COMPANY

Dated: , 2024	By:
Name:
Title:

Exhibit F-11

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By:
Name:
Title: Authorized Officer

Dated:      , 2024

********************************

Exhibit F-12

CERTIFICATE TO BE DELIVERED UPON EXCHANGE

OR REGISTRATION OF TRANSFER OF NOTES

This Certificate relates to $            principal amount of Notes held in (check applicable space) ___ book-entry form by              (the “Transferor”).

The Transferor (check one box below):

☐

has requested the Trustee by written order to deliver in exchange for its beneficial interest in the global Security held by the Depositary a Security of authorized denominations in an aggregate principal amount equal to its beneficial interest in such global Security (or the portion thereof indicated above); or

☐	has requested the Trustee by written order to exchange or register the transfer of a Security or Securities.

In connection with any transfer of any of the Notes evidenced by this certificate occurring prior to the expiration of the Restricted Period, the undersigned confirms that such Notes are being transferred in accordance with its terms:

CHECK ONE BOX BELOW

(1)	☐	to the Company or any of its subsidiaries; or

(2)	☐	pursuant to an effective registration statement under the Securities Act of 1933; or

(3)	☐	inside the United States to a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act of 1933) that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that such transfer is being made in reliance on Rule 144A, in each case pursuant to and in compliance with Rule 144A under the Securities Act of 1933; or

(4)	☐	outside the United States in an offshore transaction within the meaning of Regulation S under the Securities Act in compliance with Rule 904 under the Securities Act of 1933; or

(5)	☐	to an institutional accredited investor (within the meaning of Rule 501(a)(1), (2), (3), (7), (8), (9), (12) or (13) under the Securities Act) that is not a qualified institutional buyer and that is purchasing for its own account or for the account of another institutional accredited investor, in each case in a minimum principal amount of notes of $250,000; or

(6)	☐	pursuant to any other available exemption from the registration requirements under the Securities Act of 1933.

Exhibit F-13

Prior to the expiration of the Restricted Period, unless one of the boxes is checked, the Trustee will refuse to register any of the Notes evidenced by this certificate in the name of any Person other than the registered holder thereof; provided, however, that if box (3), (4), (5) or (6) is checked, the Trustee may require, prior to registering any such transfer of the Notes, such legal opinions, certifications and other information satisfactory to the Company and the Trustee to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

[INSERT NAME OF TRANSFEROR]

Dated:

By:

Exhibit F-14

SCHEDULE OF EXCHANGES

The following exchanges of a part of this Note have been made:

Date of Exchange	Amount of decrease in Principal Amount of this Note	Amount of increase in Principal Amount of this Note	Principal Amount of this Note following such decrease (or increase)	Signature of authorized signatory of Trustee

Exhibit F-15